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                                                                 Exhibit 10.16.1


                                    WESTCORP

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       AND

                               SALARY SAVINGS PLAN

                                2001 RESTATEMENT

                            EFFECTIVE JANUARY 1, 2001
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                                TABLE OF CONTENTS
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
ARTICLE I                  OVERVIEW.............................................................................  1

ARTICLE II                 DEFINITIONS..........................................................................  1

         2.1      Account.......................................................................................  1
         2.2      Administrative Committee......................................................................  1
         2.3      Affiliated Company............................................................................  1
         2.4      Aggregation Group.............................................................................  2
         2.5      Alternate Payee...............................................................................  2
         2.6      Annual Additions..............................................................................  2
         2.7      Average Contribution Percentage...............................................................  3
         2.8      Average Deferral Percentage...................................................................  4
         2.9      Beneficiary...................................................................................  4
         2.10     Board of Directors............................................................................  4
         2.11     Break in Service..............................................................................  4
         2.12     Code..........................................................................................  5
         2.13     Company.......................................................................................  5
         2.14     Company Contributions.........................................................................  5
         2.15     Company Stock.................................................................................  5
         2.16     Compensation..................................................................................  5
         2.17     Computation Period............................................................................  6
         2.18     Covered Employees.............................................................................  7
         2.19     Determination Date............................................................................  7
         2.20     Disability....................................................................................  7
         2.21     Effective Date................................................................................  8
         2.22     Employee......................................................................................  8
         2.23     Employer Matching Contribution Account........................................................  8
         2.24     Employer Matching Contributions...............................................................  8
         2.25     Employment Commencement Date..................................................................  8
         2.26     Entry Date....................................................................................  9
         2.27     ERISA.........................................................................................  9
         2.28     ESOP Contribution Account.....................................................................  9
         2.29     ESOP Contribution.............................................................................  9
         2.30     Excess Aggregate Contributions................................................................  9
         2.31     Excess Contributions..........................................................................  9
         2.32     Excess Deferrals..............................................................................  9
         2.33     Family Leave of Absence.......................................................................  9
         2.34     Five Percent Owner............................................................................ 10
         2.35     Forfeiture.................................................................................... 11
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
         2.36     Highly Compensated Employee................................................................... 11
         2.37     Hour of Service............................................................................... 12
         2.38     Investment Manager............................................................................ 13
         2.39     Key Employee.................................................................................. 13
         2.40     Leased Employee............................................................................... 14
         2.41     Leave of Absence.............................................................................. 14
         2.42     Limitation Year............................................................................... 15
         2.43     Non-Key Employee.............................................................................. 15
         2.44     Normal Retirement Age......................................................................... 15
         2.45     Officer....................................................................................... 15
         2.46     One Percent Owner............................................................................. 16
         2.47     Participant................................................................................... 16
         2.48     Plan.......................................................................................... 16
         2.49     Plan Administrator............................................................................ 16
         2.50     Plan Year..................................................................................... 16
         2.51     Qualified Non-elective Contributions.......................................................... 16
         2.52     Reemployment Commencement Date................................................................ 16
         2.53     Salary Savings Contributions.................................................................. 16
         2.54     Salary Savings Contribution Account........................................................... 17
         2.55     Severance..................................................................................... 17
         2.56     Spouse........................................................................................ 17
         2.57     Testing Period................................................................................ 17
         2.58     Top-Heavy Group............................................................................... 17
         2.59     Top-Heavy Plan................................................................................ 17
         2.60     Trust and Trust Fund.......................................................................... 18
         2.61     Trustee....................................................................................... 18
         2.62     Valuation Date................................................................................ 18
         2.63     Interest...................................................................................... 18
         2.64     Year of Service............................................................................... 19

ARTICLE III                ELIGIBILITY AND PARTICIPATION........................................................ 19

         3.1      Eligibility To Participate.................................................................... 19
         3.2      Special Participation Rules................................................................... 20
         3.3      Participation Beyond Normal Retirement Age.................................................... 20

ARTICLE IV                 TRUST FUND AND CONTRIBUTIONS......................................................... 20

         4.1      Trust Fund.................................................................................... 20
         4.2      Company Contribution.......................................................................... 20
         4.3      Irrevocability................................................................................ 21
         4.4      Investments in Employer Securities and Employer Real Property................................. 21
         4.5      Investment Direction by Participants.......................................................... 21
         4.6      Investment of Employer Matching Contribution Accounts......................................... 21
         4.7      ESOP Provisions............................................................................... 22
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
ARTICLE V                  PARTICIPANT CONTRIBUTIONS............................................................ 25

         5.1      Special Rules................................................................................. 25
         5.2      Amount Subject to a Deferral Election......................................................... 25
         5.3      Average Deferral Percentage Tests............................................................. 26
         5.4      Prospective Reductions of Salary Savings Contributions........................................ 26
         5.5      Distributions of Excess Deferrals............................................................. 27
         5.6      Distributions of Excess Contributions......................................................... 27
         5.7      Average Contribution Percentage Tests......................................................... 28
         5.8      Multiple Use Test............................................................................. 29
         5.9      Rollover Contributions........................................................................ 30

ARTICLE VI                 ALLOCATIONS TO PARTICIPANTS' ACCOUNTS................................................ 30

         6.1      Participants' Accounts........................................................................ 30
         6.2      Allocation of Employer Matching Contributions................................................. 30
         6.3      Allocation of ESOP Contributions.............................................................. 31
         6.4      Allocation of Salary Savings Contributions.................................................... 32
         6.5      Allocation of Qualified Non-elective Contributions............................................ 32
         6.6      Revaluation of Accounts....................................................................... 33
         6.7      Forfeitures From Employer Matching Contribution Account....................................... 33
         6.8      Forfeitures From ESOP Contribution Account.................................................... 34
         6.9      Ordering of Allocations....................................................................... 34
         6.10     Miscellaneous Allocation Rules................................................................ 34

ARTICLE VII                VESTING.............................................................................. 35

         7.1      General Rule.................................................................................. 35
         7.2      Special Vesting Rules......................................................................... 35
         7.3      Fully Vested Accounts......................................................................... 36
         7.4      Forfeitures................................................................................... 36

ARTICLE VIII               PAYMENT OF BENEFITS.................................................................. 36

         8.1      Payment of Benefits........................................................................... 36
         8.2      Latest Payment Date........................................................................... 37
         8.3      Required Beginning Date....................................................................... 37
         8.4      Consent to Receive Early Distribution......................................................... 38
         8.5      Requirement of Spousal Content................................................................ 38
         8.6      No Beneficiary Designation.................................................................... 39
         8.7      Distributions to Partially Vested Participants................................................ 40
         8.8      Distribution of Salary Savings Contribution Accounts.......................................... 41
         8.9      Hardship Distributions........................................................................ 41
         8.10     Distributions Due to Disability............................................................... 44
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
         8.11     Inability to Locate Participant or Beneficiary................................................ 44
         8.12     Payees under Legal Disability................................................................. 45
         8.13     Notice Regarding Tax Treatment of Distributions............................................... 45
         8.14     Mailing of Payments........................................................................... 45
         8.15     Withholding For Taxes......................................................................... 45

ARTICLE IX                 ANNUITY REQUIREMENTS................................................................. 45

         9.1      Definitions................................................................................... 45
         9.2      Form of Benefits Provided..................................................................... 46
         9.3      Disclosure Requirements....................................................................... 46
         9.4      Consent to Receive Early Distribution......................................................... 47
         9.5      Direct Rollovers.............................................................................. 47
         9.6      Distribution of Company Stock................................................................. 48

ARTICLE X                  TOP-HEAVY PLAN RULES................................................................. 49

         10.1     Applicability................................................................................. 49
         10.2     Special Valuation Rules....................................................................... 49
         10.3     Minimum Contributions......................................................................... 50
         10.4     Minimum Vesting............................................................................... 51
         10.5     Maximum Annual Addition....................................................................... 51
         10.6     Non-Eligible Employees........................................................................ 52

ARTICLE XI                 OPERATION AND ADMINISTRATION OF THE PLAN............................................. 52

         11.1     Named Fiduciaries............................................................................. 52
         11.2     Composition of Administrative Committee....................................................... 53
         11.3     Administrative Committee's Powers............................................................. 53
         11.4     Reporting and Disclosure...................................................................... 54
         11.5     Multiple Fiduciary Capacities................................................................. 54
         11.6     Funding Policy................................................................................ 54
         11.7     Prohibition Against Certain Actions........................................................... 55
         11.8     Committee Procedures.......................................................................... 55
         11.9     Indemnification............................................................................... 56
         11.10    Compensation of Committee and Plan Expenses................................................... 56
         11.11    Bonding....................................................................................... 56
         11.12    Notices and Communications.................................................................... 57
         11.13    Standard of Care.............................................................................. 57

ARTICLE XII                MERGER OF COMPANY, MERGER OF PLAN.................................................... 58

         12.1     Effect of Reorganization or Transfer of Assets................................................ 58
         12.2     Plan Merger Restriction....................................................................... 58
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
ARTICLE XIII               TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS...................................... 59

         13.1     Plan Termination.............................................................................. 59
         13.2     Discontinuance of Contributions............................................................... 59
         13.3     Replacement Plan.............................................................................. 59
         13.4     Partial Termination........................................................................... 59

ARTICLE XIV                APPLICATION FOR BENEFITS............................................................. 60

         14.1     Claim for Benefits............................................................................ 60
         14.2     Content of Denial............................................................................. 60
         14.3     Appeals....................................................................................... 61
         14.4     Exhaustion of Remedies........................................................................ 61

ARTICLE XV                 LIMITATIONS ON CONTRIBUTIONS......................................................... 61

         15.1     General Rule.................................................................................. 61
         15.2     Definition of Earnings........................................................................ 62
         15.3     Other Defined Contribution Plans.............................................................. 62
         15.4     (Deleted effective January 1, 2000)........................................................... 63
         15.5     Adjustments for Excess Annual Additions....................................................... 63

ARTICLE XVI                RESTRICTION ON ALIENATION............................................................ 64

         16.1     General Restrictions Against Alienation....................................................... 64
         16.2     QDRO Definition............................................................................... 64
         16.3     Impermissible Terms........................................................................... 65
         16.4     Special Rules................................................................................. 65
         16.5     Procedures.................................................................................... 66
         16.6     Segregation of Funds.......................................................................... 66
         16.7     Loans......................................................................................... 67
         16.8     ESOP Loans.................................................................................... 70

ARTICLE XVII               AMENDMENTS........................................................................... 75

         17.1     Amendments.................................................................................... 75
         17.2     Effect of Amendments.......................................................................... 75
         17.3     Amendment of Vesting Schedule................................................................. 76

ARTICLE XVIII              MISCELLANEOUS MATTERS................................................................ 76

         18.1     No Enlargement of Employee Rights............................................................. 76
         18.2     Interpretation................................................................................ 76
         18.3     Applicable Law................................................................................ 77
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
         18.4     USERRA........................................................................................ 77

ARTICLE XIX                RIGHTS OFFERING...................................................................... 77

         19.1     2000 Rights Offering.......................................................................... 77
         19.2     Subsequent Rights Offering.................................................................... 77
         19.3     Authority of Administrative Committee......................................................... 77
         19.4     Purchase Under 2000 Rights Offering and Subsequent Rights Offering............................ 77
         19.5     Excess Annual Additions....................................................................... 78
         19.6     Administrative Committee Powers............................................................... 78



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                                    ARTICLE I
                                    OVERVIEW

Westcorp, a California corporation, established this Employee Stock ownership Plan and Salary Savings Plan effective January 1, 1975. This restatement is effective January 1, 2001. This Plan is intended to be a tax-qualified employee stock ownership plan under section 4975(e)(7) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II
                                   DEFINITIONS

Whenever capitalized in the text, the following terms shall have the meaning set forth below.

         II.1 ACCOUNT. "Account" or "Accounts" shall mean the following Accounts maintained for each Participant,

                  (a)      Salary Savings Contribution Account,

                  (b)      Rollover Account,

                  (c)      ESOP Contribution Account, and

                  (d)      Employer Matching Contribution Account.

         II.2 ADMINISTRATIVE COMMITTEE. "Administrative Committee" or "Committee" shall mean the Plan Committee appointed under
                  Article XI. The Administrative Committee shall be the named fiduciary with respect to the Plan for purposes of ERISA.

         II.3     AFFILIATED COMPANY.

                  (a)      "Affiliated Company" shall mean:

                           (i) Any corporation that is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which group the Company is also a member;

                           (ii) Any trade or business that is under common control with the Company within the meaning of Section 414(c) of the Code;

                           (iii) Any service organization that is included in an affiliated service group, within the meaning of Section 414(m) of the Code, of which affiliated service group the Company is also a member; and
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                           (iv)     Any other organization that is aggregated
                                    with the Company pursuant to the regulations under Code Section 414(o).

                  (b) For purposes of applying the limitations of Article XV below, whether or not an entity is an Affiliated Company shall be determined by applying the percentage modifications contained in Code Section 415(h).

         II.4     AGGREGATION GROUP.

                  (a)      "Aggregation Group" means

                           (i) Each plan of the Company or an Affiliated Company in which a Key Employee is or was a Participant during the Testing Period (regardless of whether the plan has been terminated), and

                           (ii) Each other plan of the Company or an Affiliated Company (regardless of whether the plan has been terminated) which enables any plan described in Subparagraph (i) above to meet the requirements of Code Sections 401(a)(4) or 410.

                  (b) Any plan not required to be included in an Aggregation Group under the rules of Paragraph (a) above may be treated as being part of the group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account

                  (c) Each plan maintained by the Company or an Affiliated Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

         II.5 ALTERNATE PAYEE. "Alternate Payee" means any Spouse, former Spouse, child, or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable with respect to the Participant.

         II.6     ANNUAL ADDITIONS.

                  (a)      "Annual Additions" shall include, for any Limitation
                           Year

                           (i) The amount credited to a Participant's Accounts from Employer Contributions,

                           (ii)     The Participant's Elective Deferrals,

                           (iii)    Forfeitures, and


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                           (iv)     In the case of a Key Employee, any amounts
                                    allocated to an individual medical benefit account established under a pension or annuity plan.

                  (b) The following amounts shall not be considered part of the Participant's Annual Additions:

                           (i)      Repayments of loans; and

                           (ii) Any recontributions (of prior distributions) made pursuant to Section 8.7(b) below.

                  (c) The following amounts shall be considered part of the Participant's Annual Additions:

                           (i) Excess Deferrals that are distributed later than April 15 of the calendar year following the calendar year to which the amounts relate;

                           (ii) Excess Contributions (even if timely distributed); and

                           (iii) Excess Aggregate Contributions (even if timely distributed or forfeited).

         II.7     AVERAGE CONTRIBUTION PERCENTAGE.

                  (a) The "Average Contribution Percentage" for a Plan Year for the Highly Compensated Employees and for all other Covered Employees is the average of the ratios, calculated separately for each Employee in the group, of the amount of his Employer Matching Contributions during the Plan Year to his compensation for the Plan Year.

                           (i) In the case of a Participant who does not defer anything under the Plan and who is not credited with any Employer Matching Contributions, his contribution percentage shall be zero percent (0%).

                           (ii) The Average Contribution Percentage for each group shall be calculated to the nearest one-hundredth percent of compensation.

                  (b) If the Plan is treated as a single plan for purposes of satisfying the requirements of Code Sections 401(a)(4) and 410 along with another plan that contains a cash or deferred arrangement, both plans shall be treated as a single plan for purposes of this Section 2.7.


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                  (c)      For purposes of this Section 2.7, a Participant's
                           compensation shall be determined in accordance with the rules of Code Sections 414(s) and 401(m).

         II.8     AVERAGE DEFERRAL PERCENTAGE.

                  (a) The "Average Deferral Percentage" for a Plan Year for the Highly Compensated Employees and for all other Covered Employees is the average of the ratios, calculated separately for each Employee in the group, of the amount of his Salary Savings Contributions and Qualified Non-elective Contributions during the Plan Year to his compensation for the Plan Year.

                           (i) In the case of a Participant who does not defer anything under the Plan, his deferral percentage shall be zero percent (0%).

                           (ii) The Average Deferral Percentage for each group shall be calculated to the nearest one-hundredth percent of compensation.

                  (b) If the Plan is treated as a single plan for purposes of satisfying the requirements of Code Sections 401(a)(4) and 410 along with another plan that contains a cash or deferred arrangement, all of the cash or deferred arrangements shall be treated as a single arrangement.

                  (c) If a Highly Compensated Employee is also a participant in one or more other cash or deferred arrangements maintained by the Company, all such arrangements shall be treated as a single arrangement.

                  (d) For purposes of this Section 2.8, a Participant's compensation shall be determined in accordance with the rules of Code Sections 414(s) and 401(k).

         II.9 BENEFICIARY. "Beneficiary" shall mean the person designated by a Participant in Article VIII to receive benefits under the Plan upon the Participant's death.

         II.10 BOARD OF DIRECTORS. "Board of Directors" or "Board" shall mean the Board of Directors (or its delegate) of the Company.

         II.11    BREAK IN SERVICE.

                  (a) "Break in Service" shall mean a Computation Period in which the Employee does not complete more than five hundred (500) Hours of Service (as set forth below) including Hours of Service completed while on a Family Leave of Absence.


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                  (b)      An Employee will not be considered to have incurred a
                           Break in Service by reason of a

                           (i)      Leave of Absence,

                           (ii) Temporary layoff (i.e., a period of not more than ninety (90) days), or

                           (iii) Military service (to the extent required by applicable law).

         II.12 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         II.13 COMPANY. "Company" or "Employer" shall mean Westcorp and any other Affiliated Companies (or similar entities) which may be included within the coverage of the Plan with the consent of the Board of Directors.

         II.14    COMPANY CONTRIBUTIONS.

                  (a) "Company Contributions" shall mean all amounts paid by the Company into the Trust Fund, whether in the form of Employer Matching Contributions, Qualified Non-elective Contributions or ESOP Contributions.

                  (b) Except where the context indicates to the contrary, Company Contributions shall not include Salary Savings Contributions.

         II.15 COMPANY STOCK. "Company Stock" means Westcorp common stock, $1 par value.

         II.16    COMPENSATION.

                  (a) For purposes of allocating ESOP Contributions, Employer Matching Contributions, Qualified Non-elective Contributions or Salary Savings Contributions for a period, a Participant's "Compensation" shall mean all amounts paid to the Participant by the Company during such period or required to be reported on Federal Form W-2 for the period except for the following:

                           (i)      Auto allowance;

                           (ii) Moving and relocation expenses, whether or not such expenses are included in the Participant's gross income;

                           (iii)    Ride share payments;


                                     - 5 -
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                           (iv)     Amounts includable in the Participant's
                                    gross income from the exercise of stock
                                    appreciation rights;

                           (v) Amounts includable in the Participant's gross income attributable to group term life insurance coverage;

                           (vi) Amounts excludable from the Participant's gross income under a non-qualified plan of deferred compensation maintained by the Employer; and

                           (vii) Amounts includable in the Participant's gross income attributable to the Employer's recognition programs.

                  (b) In the case of a Participant who is a member of the Board of Directors, his "Compensation" will not include his director's fees.

                  (c) Except as otherwise expressly provided in this Plan to the contrary, the term "Compensation" shall include those amounts which represent the Participant's Salary Savings Contributions and pre-tax contributions to a cafeteria plan under
                           Section 125 of the Code.

                           In no event shall the amount of Compensation of any Participant taken into account for purposes of determining any benefits under the Plan for an Plan Year exceed the Annual Compensation Limit. For these purposes, the Annual Compensation Limit for Plan Years beginning on or after January 1, 1994, is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 410(a)(17)(B) of the Code. The cost-of-living adjustment in effect for any calendar year shall apply to any Plan Year beginning in such calendar year. For Plan Years beginning on or after January 1, 1989, but before January 1, 1994, the Annual Compensation Limit is $200,000, as adjusted by the Commissioner of Internal Revenue at the same time and in the same manner as under Section 415(d) of the Code, with the exception that the adjustment in effect on January 1 of any calendar year is effective for any Plan Year beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If a Plan Year consists of fewer than 12 months, the Annual Compensation Limit for such Plan Year shall be multiplied by a fraction, the numerator of which is the number of months in such Plan Year and the denominator of which is 12.

         II.17    COMPUTATION PERIOD.

                  (a) "Computation Period" is the relevant period for determining whether the Employee is to be credited with a Year of Service or a Break in Service.


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                  (b)      For purposes of determining eligibility to
                           participate, an Employee's initial Computation Period shall be the twelve (12) consecutive month period commencing with his Employment Commencement Date. All subsequent eligibility Computation Periods shall be the Plan Year, starting with the Plan Year commencing within his initial Computation Period.

                  (c) For purposes of determining vesting the Computation Period shall be the Plan Year.

         II.18 COVERED EMPLOYEES. "Covered Employees" means those Employees who have satisfied all of the requirements for eligibility to participate in the Plan and are not otherwise precluded from participating in the Plan.

         II.19    DETERMINATION DATE.

                  (a) "Determination Date" means the last day of the preceding Plan Year.

                  (b) In the case of the first plan year, "Determination Date" shall mean the last day of that Plan Year.

         II.20    DISABILITY.

                  (a) An individual is Disabled if, on the basis of proof satisfactory to the Administrative Committee based on the certification of at least one doctor, he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Notwithstanding and except as otherwise provided herein, a Participant shall be Disabled if he is receiving disability benefits under the Social Security Act.

                  (b) No Participant shall be deemed to have incurred a Disability as a result of an injury or illness incurred as a result of:

                           (i)      The commission of a felony;

                           (ii)     Service in the armed forces of any country;

                           (iii) Intentionally self-inflicted injury (while sane or insane); or

                           (iv)     Alcoholism or substance abuse.

                  (c) In the event of a dispute between a Participant and the Administrative Committee as to the occurrence of Disability, the dispute shall be settled

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                           by a majority decision of three doctors, one to be
                           appointed by the Administrative Committee, one to be appointed by the Participant and the third by the two doctors appointed.

         II.21    EFFECTIVE DATE.

                  (a) The original "Effective Date" of the Plan was January 1, 1975.

                  (b) The Effective Date of this restatement of the Plan is January 1, 2001.

                  (c) In the case of an Employee whose Severance occurred prior to the Effective Date of this Restatement, his benefit under the Plan will be determined under the provisions of the Plan as it existed prior to this Restatement.

         II.22 EMPLOYEE. "Employee" shall mean each person qualifying as a common law employee of the Company or an Affiliated Company. Notwithstanding any provision in this Plan to the contrary, the term "Employee" does not include any individual who is not classified as an employee of the Employer for purposes of the employer's payroll records (including, without limitation, any leased employee or other individual employed by or through a temporary help firm, technical help firm, employee leasing firm, or professional employer organization), regardless of whether such individual is a common law employee of the Employer.

         II.23 EMPLOYER MATCHING CONTRIBUTION ACCOUNT. The "Employer Matching Contribution Account" of a Participant shall mean his individual account in the Trust Fund in which are held his allocated share of the Employer Matching Contributions and the income thereon. Employer Matching Contribution Accounts shall include where applicable a fully vested subaccount ("Hammond Company Matching Account") in which is held amounts transferred to the Plan on behalf of a Participant from the Hammond Company 401(k) Plan.

         II.24 EMPLOYER MATCHING CONTRIBUTIONS. "Employer Matching Contributions" means those Company Contributions allocated under Section 6.2.

         II.25    EMPLOYMENT COMMENCEMENT DATE.

                  (a) "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service.

                  (b) For purposes of determining his Employment Commencement Date, an Employee shall not be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company, except as is expressly provided otherwise in this Plan or in resolutions of the Board of Directors.

         II.26 ENTRY DATE. "Entry Date" shall mean the 1st and the 16th day of each calendar month.

         II.27 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         II.28 ESOP CONTRIBUTION ACCOUNT. The "ESOP Contribution Account" of a Participant shall mean his individual account in the Trust Fund in which are held his allocated share of the ESOP Contributions, Forfeitures, and the income thereon.

         II.29 ESOP CONTRIBUTION. "ESOP Contribution" shall mean those Company Contributions allocated under Section 6.3.

         II.30 EXCESS AGGREGATE CONTRIBUTIONS. "Excess Aggregate Contributions" shall mean those contributions in excess of the limitations of Section 5.7 below.

         II.31 EXCESS CONTRIBUTIONS. "Excess Contributions" shall mean those Salary Savings Contributions in excess of the limitation of
                  Section 5.2(a) below.

         II.32 EXCESS DEFERRALS. "Excess Deferrals" shall mean those Salary Savings Contributions in excess of the dollar limitation of
                  Section 5.2(a) below.

         II.33    FAMILY LEAVE OF ABSENCE.

                  (a) The provisions of this Section 2.33 shall apply with respect to an Employee who is absent from work without pay for any period

                           (i)      By reason of the pregnancy of the Employee,

                           (ii) By reason of the birth of a child of the Employee,

                           (iii) By reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or

                           (iv) For purposes of caring for the child for a period beginning immediately following the birth or placement.

                  (b) The number of Hours of Service to which an Employee described in Paragraph (a) above shall be credited with shall be

                           (i) The number which otherwise would normally have been credited to the Employee but for the absence, or

                           (ii) If the number described in Subparagraph (i) above is not capable of being determined, eight (8) Hours of Service per day of the absence.

                  (c) However, the total number of hours treated as Hours of Service under Paragraph (b) above shall not exceed five hundred one (501). Furthermore, these Hours of Service shall be taken into account solely for the purpose of determining whether or not the Employee has incurred a Break in Service.

                  (d) The Hours described in Paragraph (b) above shall be credited to the Computation Period

                           (i) In which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that Computation Period solely because the period of absence is treated as Hours of Service under this Section 2.33, or

                           (ii) In any other case, in the immediately following Computation Period.

                  (e) The above provisions of this Section 2.33 shall not apply unless the Employee provides such timely information as the Administrative Committee may reasonably require to establish that

                           (i) The absence is for reasons described in Paragraph (a) above, and

                           (ii) The number of days for which there was an absence.

         II.34    FIVE PERCENT OWNER.

                  (a) "Five Percent Owner" means any person who Owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the

                           (i) Outstanding stock of the Company or an Affiliated Company, or

                           (ii) The total combined voting power of all stock of the Company or an Affiliated Company.

                  (b)      The rules of Subsections (b), (c), and (m) of Code
                           Section 414 shall not apply for purposes of these ownership rules. Thus, this ownership test shall be applied separately with respect to the Company and every Affiliated Company.

                  (c) The constructive ownership rules of Code Section 318(a)(2)(c) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)" where it appears therein

                  (d) For purposes of this Section 2.34, if an Employee's ownership interest varies during a Plan Year, his ownership interest shall be the largest interest he owned at any time during the year.

         II.35 FORFEITURE. "Forfeiture" means the nonvested portion of a Participant's Employer Matching Contribution Account or ESOP Contribution Account that is forfeited in accordance with the rules of Article VII.

         II.36    HIGHLY COMPENSATED EMPLOYEE.

                  (a) "Highly Compensated Employee" means any Employee who, during the preceding Plan Year ("Lookback Year")

                           (i)      Was at any time a Five Percent Owner or

                           (ii) Received Earnings from the Company and all Affiliated Companies in excess of eighty-five thousand dollars ($85,000), as indexed for inflation in accordance with Code Section 415(d). The Administrative Committee may elect for a Plan Year, to require that such an Employee be also in the top twenty percent (20%) of all Employees when ranked on the basis of Earnings paid during the Plan Year ("Top-Paid Group").

                  (b) Unless an Employee is a Five Percent Owner, he will not be treated as a Highly Compensated Employee for the current Plan Year ("Determination Year") unless he is a member of the group consisting of the one hundred (100) Employees paid the greatest Compensation during the Determination Year.

                  (c) For purposes of this Section 2.36, the amount of an Employee's Earnings shall be determined,

                           (i) In accordance with Code Section 414(q)(7), and

                           (ii)     Without regard to the dollar limitation of
                                    Section 2.14(c) above.

                  (d) For purposes of determining the number of Employees in the Top-Paid Group (described in Paragraph (a) (iii above), the following Employees shall be excluded:

                           (i) Employees who have not completed six (6) months of service,

                           (ii) Employees who normally work less than seventeen and one-half (17-1/2) hours per week,

                           (iii) Employees who normally work at least one (1) Hour of Service in each of seven (7) or more months in a year, and

                           (iv)     Employees who have not attained age
                                    twenty-one (21) by the end of the relevant
                                    Plan Year.

                           Except to the extent provided in the regulations under Code Section 414(q), Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Company must be taken into account.

                  (e) A former Employee shall be treated as a Highly Compensated Employee if,

                           (i) He was a Highly Compensated Employee when he separated from service, or

                           (ii) He was a Highly Compensated Employee at any time after attaining age fifty-five (55).

                  (f) Notwithstanding the foregoing, non-resident aliens without U.S. source income from the Company or an Affiliated Company shall be disregarded for all purposes in determining who are the Highly Compensated Employees.

         II.37    HOUR OF SERVICE.

                  (a) "Hour of Service" of an Employee shall mean each hour for which he is paid or is entitled to payment by the Company or an Affiliated Company:

                           (i)      For the performance of services as an
                                    Employee;

                           (ii) Which is attributable to a period of time during which he performs no duties (irrespective of whether or not his employment has been terminated) due to a vacation (including each hour for which vacation pay is received but no vacation is actually taken), holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty, military duty, or a leave of absence.

                                    (A)      However, no such hours shall be
                                             credited to an Employee if
                                             he is directly or indirectly paid
                                             or entitled to payment for the
                                             hours and the payment or
                                             entitlement-

                           (iii) Is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws, or

                           (iv) Is a payment which solely reimburses the Employee for his medical or medically-related expenses; or

                           (v) For which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or an Affiliated Company, provided that he has not previously been credited with an Hour of Service with respect to that hour under Subparagraph (i) or (ii) above.

                  (b) Notwithstanding the provisions of Paragraph (a) above: no Employee shall be entitled to credit for more than five hundred and one (501) Hours of Service for any single continuous period during which he performs no duties, whether or not the period occurs in a single Computation Period.

                  (c) With the exception of Hours of Service attributable to back pay, all Hours of Service determined under the rules of Paragraph (a) above all be credited to the Computation Period in which the payment is actually made: determined in accordance with rules prescribed by the Administrative Committee. Hour of Service attributable to back pay will be attributed to the Computation Period to which they relate. The provisions of this Paragraph (c) shall be applied in a manner consistent with the provisions of Department of Labor Regulation Section 2530.200b-2.

                  (d) Unless the Board of Directors shall expressly determine otherwise, or as may be expressly provided in this Plan, an Employee shall not receive credit for his Hours of Service completed with an Affiliated Company prior to the date on which the entity became an Affiliated Company.

         II.38 INVESTMENT MANAGER. "Investment Manager" shall have the meaning set forth in Section 3(38) of ERISA.

         II.39    KEY EMPLOYEE.

                  (a) "Key Employee" shall mean any Employee or former Employee who, at any time during the Testing Period, is or was:

                           (i)      An Officer;

                           (ii)     One of the ten (10) Employees

                                    (A)      Having annual Earnings from the
                                             Company or an Affiliated Company of
                                             more than the limitation in effect
                                             under Section 15.1(a)(i) below, and

                                    (B)      Owning (or considered as owning
                                             within the meaning of Code Section
                                             318) during the Testing Period both
                                             more than one-half percent (1/2%)
                                             interest and one of the ten largest
                                             interests in the Company or an
                                             Affiliated Company.

                           For purposes of this Subparagraph (ii), if two (2) Employees have the same interest in the Company or an Affiliated Company, the Employee having the greater annual earnings shall be treated as having the larger interest;

                           (iii) A Five Percent Owner of the Company or an Affiliated Company; or

                           (iv) A One Percent owner of the Company or an Affiliated Company having an annual Earnings of more than one hundred fifty thousand dollars ($150,000).

                  (b) The term "Key Employee" shall include his Beneficiaries.

                  (c) For purposes of this Section 2.39, an Employee's Earnings shall be the amount indicated on the Form W-2 issued to him for the calendar year ending with or within the Plan Year.

         II.40    LEASED EMPLOYEE.

                  (a)      "Leased Employee" shall have the meaning set forth in
                           Section 414(n) of the Code.

                  (b) For purposes of determining the number or identity of Highly Compensated Employees for nor purposes of the pension requirements of Code section 414(n)(3), Leased Employees shall be treated as Employees.

         II.41    LEAVE OF ABSENCE.

                  (a) "Leave of Absence" shall mean any unpaid personal leave from active employment duly authorized by the Company under the Company's standard personnel practices. Leaves of Absence shall not be granted in a manner that discriminates in favor of Highly Compensated Employees.

                  (b) An Employee shall not be deemed to have incurred a Break in Service while on a Leave of Absence of not more than ninety (90) days, provided he returns to employment on or before the date on which the leave expires.

                  (c) In the event an Employee does not return to employment on or before the end of the leave, he shall be deemed to have incurred a Severance as of the first day of the leave, unless

                           (i)      The failure was due to his death or
                                    disability, or

                           (ii)     The provisions of Section 2.33 apply.

         II.42 LIMITATION YEAR. "Limitation Year" shall mean the Plan Year for purposes of the limitations on contributions contained in
                  Article XV below.

         II.43 NON-KEY EMPLOYEE. "Non-Key Employee" shall mean any Employee who is not a Key Employee.

         II.44 NORMAL RETIREMENT AGE. "Normal Retirement Age" shall mean the Participant's sixty-fifth (65th) birthday. "Normal Retirement Date" shall mean the first day of the month coincident with or next following a Participant's Normal Retirement Age.

         II.45    OFFICER.

                  (a) "Officer" shall mean any Employee who was at any time an officer of the Company or an Affiliated Company and received Earnings from the Company and all Affiliated Companies greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the year.

                  (b) However, the number of Employees who shall be treated as Officers will not exceed the lesser of

                           (i)      Fifty (50) Employees, or

                           (ii) The greater of three (3) Employees or ten percent (10%) of the Employees.

                  (c) If no officer is described in Paragraph (a) above, then the highest paid officer of the Company shall be treated as being described therein.

                  (d)      For purposes of Paragraph (b) above

                           (i) All Leased Employees and all part-time Employees shall be taken into account, and

                           (ii) The number of Employees shall be the greatest number at any time during the relevant period.

         II.46 ONE PERCENT OWNER. "One Percent Owner" means any person who would be a Five Percent Owner if the minimum ownership threshold were one percent (1%) instead of five percent (5%).

         II.47    PARTICIPANT.

                  (a) "Participant" shall mean any Employee who has satisfied the participation eligibility requirements and has been enrolled in this Plan in accordance with the provisions of Article III below.

                  (b) "Participant" does not include an Employee who has incurred a Severance and has been paid the full amount of his benefits under the Plan.

         II.48 PLAN. "Plan" shall mean the Westcorp Employee Stock Ownership Plan and Salary Savings Plan, as amended from time to time.

         II.49 PLAN ADMINISTRATOR. "Plan Administrator" shall mean the administrator of the Plan within the meaning of ERISA Section 3(16)(A), which shall be the Administrative Committee.

         II.50 PLAN YEAR. "Plan Year" shall mean the twelve (12) month period ending on December 31.

         II.51 QUALIFIED NON-ELECTIVE CONTRIBUTIONS. "Qualified Non-elective Contributions" means those Company Contributions that are allocated to Participant's Salary Savings Contribution Accounts under Section 6.5. Qualified Non-elective Contributions shall be fully vested at all times and shall be subject to the distribution restrictions of Section 8.8(a). A Participant may not elect to receive cash compensation in lieu of a Qualified Non-elective Contribution.

         II.52 REEMPLOYMENT COMMENCEMENT DATE. In the case of an Employee who incurs a Severance and who is subsequently reemployed by the Company or an Affiliated Company, his "Reemployment Commencement Date" shall be the first day following the Severance on which he performs an Hour of Service.

         II.53 SALARY SAVINGS CONTRIBUTIONS. "Salary Savings Contributions" shall mean the pre-tax contributions made by Participants pursuant to Article V.

         II.54 SALARY SAVINGS CONTRIBUTION ACCOUNT. "Salary Savings Contribution Account" of a Participant shall mean his individual account in the Trust Fund in which are held his Salary Savings Contributions and the income thereon.

         II.55 SEVERANCE. "Severance" shall mean the termination of an Employee's employment with the Company or an Affiliated Company by reason of his retirement, death, resignation, dismissal or otherwise.

         II.56 SPOUSE. "Spouse" shall mean the person to whom a Participant is married as of the relevant date.

         II.57 TESTING PERIOD. "Testing Period" means the Plan Year containing the Determination Date and the preceding four (4) Plan Years.

         II.58 TOP-HEAVY GROUP. "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of

                  (a) The present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and

                  (b) The aggregate of the account balances of Key Employees under all defined contribution plans included in the group,

                  exceeds sixty percent (60%) of a similar sum determined for all Employees.

         II.59    TOP-HEAVY PLAN.

                  (a) Any defined benefit plan is a Top-Heavy Plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Employees.

                           (i) For purposes of this Paragraph (a), the present value of an Employee's accrued benefit shall be determined by using the interest rate and the mortality assumptions specified in that plan. The same actuarial assumptions shall be used in measuring accrued benefits under all defined benefit plans.

                           (ii) The accrued benefit of any Employee (other than a Key Employee) shall be determined

                                    (A)      Under the method that is used for
                                             benefit accrual purposes for all
                                             plans of the Company and all
                                             Affiliated Companies, or

                                    (B)      If there is no such method, as if
                                             the benefit accrued no more rapidly
                                             than the slowest accrual rate
                                             permitted under Section
                                             411(b)(1)(C) of the Code.

                           (iii) The date on which the accrued benefit of each Employee is measured (with respect to each Determination Date) shall be the date used for computing costs under the minimum funding standards of Code Section 412, determined as if he had incurred a Severance on that date.

                  (b) Any defined contribution plan shall be a Top-Heavy Plan if, as of the Determination Date, the aggregate account balances of Key Employees under the plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Employees under the plan.

                           (i) The date on which the account balance of each Employee is measured (with respect to each Determination Date) shall be the last day of the relevant plan year.

                  (c) For purposes of this Section 2.59, the accrued benefit and account balances of a Participant shall include amounts attributable to Participant contributions (whether or not the contributions are includable in income). Furthermore, the same date shall be used for valuing benefits under all plans.

         II.60 TRUST AND TRUST FUND. "Trust" or "Trust Fund" shall mean the Trust created by this Agreement.

         II.61 TRUSTEE. "Trustee" shall mean the person(s) or entity acting as Trustee of the Trust created under this Plan.

         II.62    VALUATION DATE.

                  (a) "Valuation Date" shall mean the last day of each calendar month or such other date or dates as may be selected by the Administrative Committee for valuing the assets of the Plan.

                  (b) The Administrative Committee may provide for interim Valuation Dates, to protect the Plan from large losses, in the event of precipitous losses. These interim Valuation Dates may be established on a retroactive basis.

         II.63 INTEREST. "Vested Interest" shall mean the interest of a Participant in the Trust Fund which has become vested pursuant to the provisions of Article VII below.

         II.64 YEAR OF SERVICE. Year of Service for vesting purposes shall mean 12 months of service. An Employee will receive credit for the aggregate of all time periods commencing with the Employee's first day of employment or reemployment and ending on the day a Break in Service begins. The first day of employment is the first day an Employee completes an Hour of Service.


                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         III.1    ELIGIBILITY TO PARTICIPATE.

                  (a) Effective January 1, 2001, every Employee shall be eligible to participate in the 401(k) cash or deferred portion of the Plan on or after an Entry Date which is at least 3 months after the Employee's employment commencement date (the date on which the Employee first performs an Hour of Service) and every Employee shall be eligible to participate in the Employee Stock Ownership Plan portion of the Plan on or after an Entry Date which is at least 6 months after the Employee's employment commencement date provided the Employee is still an Employee on such Entry Date(s).

                  (b) Notwithstanding the above, each Employee who was a Participant on the day before the Effective Date shall be a Participant as of the Effective Date.

                  (c) Notwithstanding the above, the following classes of Employees shall not be eligible to participate in the Plan

                           (i) Employees who are included in a unit of Employees covered by a collective bargaining agreement, if there is evidence that retirement benefits were the subject of good faith bargaining between the Employee representatives and the Company, unless the collective bargaining agreement expressly provides for coverage under this Plan;

                           (ii) Individuals classified as independent contractors by the Company, regardless of any determination to the contrary by the Internal Revenue Service;

                           (iii) Leased Employees, if such leased employees constitute less than twenty percent of the Employer's nonhighly compensated workforce (within the meaning of Code section 414(n)(1)(C)) and such leased employees are covered by a plan described in Code section 414(n)(5).

         III.2    SPECIAL PARTICIPATION RULES.

                  (a) In the case of an Employee who has met the eligibility requirements of Section 3.1 but whose Entry Date occurs after the Employee incurred a Severance, the Employee shall be eligible to commence participation in this Plan as of the Entry Date following his Reemployment Commencement Date.

                  (b) A Participant who incurs a Severance and is thereafter reemployed by the Company shall be entitled to recommence participation in the Plan as of his Reemployment Commencement Date following the Severance.

         III.3 PARTICIPATION BEYOND NORMAL RETIREMENT AGE. Participants who have attained their Normal Retirement Age will continue to participate in the Plan to the same extent as those Participants who have not yet attained their Normal Retirement Age.


                                   ARTICLE IV
                          TRUST FUND AND CONTRIBUTIONS

         IV.1 TRUST FUND. Pursuant to the terms of the Plan, the Company established a trust, with the Trustee to hold and administer in trust all amounts accumulated under the Plan.

         IV.2     COMPANY CONTRIBUTION.

                  (a) For each Plan Year, the Company shall contribute to the Trust Fund-

                           (i)      The Salary Savings Contributions,

                           (ii)     The Qualified Non-elective Contributions,

                           (iii)    The ESOP Contributions, and

                           (iv)     The Employer Matching Contributions.

                  (b) In no event shall the amount of the contributions by the Company under this Plan (including Salary Savings Contributions) exceed the maximum allowable deduction available to the Company for its taxable year under Code Section 404.

                  (c) No contribution shall be made by the Company at any time when its allocation would be precluded by the limitations of Article XV below.

                  (d) All contributions by the Company under this Plan may be made in kind or in cash, or in both, and shall be made directly to the Trustee on any date or dates selected by the Company.

                  (e) All contributions by the Company for a Plan Year shall be made within the time prescribed by law for filing the Company's federal income tax return (including extensions) for the Company's taxable year corresponding to the Plan Year. Qualified Non-elective Contributions for a Plan Year shall be contributed no later than twelve (12) months after the close of such Plan Year.

         IV.3 IRREVOCABILITY. In no event shall any of the assets of the Plan revert to the Company except as provided in this Section 4.3.

                  (a) In the case of a Company Contribution which is made by reason of a mistake of fact, at the Company's election, the contribution shall be returned to the Company within one (1) year after it is made.

                  (b) All Company Contributions to the Plan are hereby conditioned on their deductibility under Code Section
                           404. To the extent a deduction is disallowed, at the Company's election, the contribution shall be returned to the Company within one (1) year after the disallowance.

                  (c) In the case where amounts are held in a Suspense Account under Section 15.5 below that may not be allocated to the Accounts of Participants when the Plan is terminated, the excess amounts may revert to the Company in accordance with the regulations under Code Section 415.

         IV.4 INVESTMENTS IN EMPLOYER SECURITIES AND EMPLOYER REAL PROPERTY. The assets of the Plan may be invested, primarily or exclusively, in qualifying employer securities (as defined in Section 409(1) of ERISA).

         IV.5     INVESTMENT DIRECTION BY PARTICIPANTS. Except as provided in
                  Article XIX and pursuant to such rules and procedures as may be prescribed by the Administrative Committee, Participants may direct the investment of the assets in some or all of their Accounts.

                  The Plan is intended to constitute a plan described in ERISA
                  Section 404(c) and 29 CFR Section 2550.404c-1. It is intended that the fiduciaries of the Plan shall be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant or Beneficiary.

         IV.6 INVESTMENT OF EMPLOYER MATCHING CONTRIBUTION ACCOUNTS. Participant Employer Matching Contribution Accounts shall be invested in Company Stock purchased on the open market or from the Company Treasury at open market prices. Fractional shares may be invested in cash and the Administrative Committee may keep a portion of the Accounts invested in cash for liquidity purposes.

         IV.7     ESOP PROVISIONS.

                  (a) Except as provided in Section 4.7(c) below, the Administrative Committee shall direct the Trustee to invest Participants' ESOP Contribution Accounts in Company Stock which has been purchased on the open market or other investment alternatives permitted by the Trust. Fractional shares may be invested in cash.

                           ESOP Contributions made in Company Stock shall remain invested in Company Stock. ESOP Contributions made in cash and other cash received by the Trust may be used to purchase additional shares of Company Stock on the open market at current market price at the time of purchase. The Trustee may also invest such assets in savings accounts, certificates of deposit, high-grade, short-term securities or equity stock, bonds or other investments or such assets may be held in cash. All investments shall be made by the Trustee only upon the direction of the Administrative Committee and all purchases of Company Stock shall be made at fair market value. The Administrative Committee may direct that all of the Trust's ESOP Contribution Accounts be invested and held in Company Stock.

                  (b) Each Participant, or, in the event of his death, his Beneficiary, shall have the right to instruct the Trustee in writing as to the manner in which to vote the vested and unvested shares of Company Stock allocated to his ESOP Contribution Account and his proportionate share of the shares of Company Stock allocated to all Participants' ESOP Contribution Accounts for which other Participants have not given timely instructions regarding voting to the Trustee as described herein, at any shareholders' meeting of the Company.

                           The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of the Company in connection with any such shareholders' meeting, together with a form requesting confidential instructions to the Trustee on how such shares of Company Stock shall be voted on each such matter. Upon timely receipt of such instructions, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (including fractional shares) of Company Stock.

                           Except as otherwise required by applicable law, the instructions received by the Trustee from Participants or Beneficiaries shall be held by the

                           Trustee in strict confidence and shall not be divulged to any person, including employees, officers and directors of the Company or any Affiliated Company; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other persons providing services to the Plan if such person (i) is not the Company, an Affiliated Company, or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Company or any Affiliated Company.

                           An individual's proportionate share of unvoted shares of Company Stock for purposes of the first paragraph of this Section 4.7(b) shall be a fraction, the numerator of which shall be the number of shares held in such individual's ESOP Contribution Account for which he provides timely instruction to the Trustee and the denominator of which shall be the aggregate number of shares held in all such ESOP Contribution Accounts for which timely instructions are provided to the Trustee.

                  (c) Each Participant or, in the event of his death, his Beneficiary, shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to the shares of Company Stock allocated to his ESOP Contribution Account. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of the Company in connection with any such tender or exchange offer, together with a form requesting confidential instructions to the Trustee on how to respond to such tender or exchange offer.

                           Upon timely receipt of such instructions, the Trustee shall respond as directed with respect to such shares of Company Stock. If, and to the extent that, the Trustee shall not have received timely instructions from any individual given a right to instruct the Trustee with respect to shares of Company Stock by the first sentence of this Section 4.7(c), such individual shall be deemed to have timely instructed the Trustee not to tender or exchange such shares of Company Stock.

                           Except as otherwise required by applicable law, the instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged to any person, including employees, officers and directors of the Company or any Affiliated Company; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other persons providing services to the Plan if such person (i) is not the Company, an Affiliated Company, or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Company or any Affiliated Company.

                  (d) Each Participant shall have diversification rights beginning with the first Plan Year in which the Participant has both attained age fifty-five (55) and completed ten (10) years of participation in the Plan. Diversification rights shall apply to Company Stock allocated to his ESOP Contribution Account after December 31, 1986. A Participant's diversification rights are:

                           (i) For each of the first Ave (5) Plan Years he may elect to transfer an amount up to twenty-five percent (25%) of his applicable ESOP Contribution Account less any amounts previously diversified under this Section 4.7(d), to the other investment options provided under the Plan for Participants' Salary Savings Contribution Accounts.

                           (ii) For the sixth (6th) Plan Year, he may elect to transfer an amount up to fifty percent (50%) of his applicable ESOP Contribution Account, less any amounts previously diversified under this Section 4.7(d), to the other investment options provided under the Plan for Participants' Salary Savings Contribution Accounts.

                           (iii) A diversification election for a Plan Year must be made in writing and filed with the administrative committee within 90 days after the close of such Plan Year.

                           (iv) The Administrative Committee may elect to distribute amounts which Participants have elected to diversify in lieu of permitting the transfer of assets under Sections 4.7(d)(i) and (ii) above. The Administrative Committee's election as to whether diversification amounts will be transferred or distributed for a Plan Year shall be applied to Participants in a uniform and non-discriminatory manner.

                           (v) The diversification requirement of this Subsection (d) shall be satisfied if, at the election of the Committee, the portion of the Participant's ESOP Contribution Account subject to diversification under this Subsection (d) is made available for distribution to such Participant and, unless such Participant, or the Participant's spouse, if applicable, shall fail to consent to such distribution as provided for at
                                    Section 8.4, is in fact distributed to such Participant within 90 days after the last day of the period during which the Participant can elect diversification hereunder. No distributions shall be made to a Participant under this Paragraph (v) unless the consent requirements of Section 8.4 have been satisfied; provided the diversification requirements of this Subsection (d) shall be deemed satisfied if a distribution is not made to such Participant solely because of the failure of the Participant, or the Participant's spouse, if applicable, to consent to such distribution, as required under Section 8.4.


                                    ARTICLE V
                            PARTICIPANT CONTRIBUTIONS

         V.1      SPECIAL RULES.

                  (a) Pursuant to such rules and procedures as the Administrative Committee may prescribe, each Participant may elect to make Salary Savings Contributions to the Plan.

                  (b) Salary Savings Contributions must be made in whole percentages of the Participant's Earnings. The maximum rate of Salary Savings Contributions is fourteen percent (14%) of the Participant's Compensation.

                  (c) The Administrative Committee shall prescribe such rules and procedures as it deems necessary or appropriate relating to the termination, resumption or change in the rate of Salary Savings Contributions.

                  (d) Salary Savings Contributions shall be treated as Employer Contributions for purposes of Code Sections 401(k) and 414(h).

                  (e) Salary Savings Contributions shall be collected by the Company only through payroll deductions.

                  (f) The Company shall remit the Salary Savings Contributions to the Trustee as soon as practicable, but in no event later than the 15th day of the month following the month in which the Salary Savings Contributions were deducted from a Participant's Compensation.

         V.2      AMOUNT SUBJECT TO A DEFERRAL ELECTION.

                  (a) Notwithstanding anything in this Plan to the contrary, the maximum amount of Salary Savings Contributions that a Participant may make in a single calendar year is limited to $10,500. This amount shall be adjusted for increases in the cost-of living, as determined under Section 402(g) of the Code.

                  (b) In no event will a Participant be permitted to make Salary Savings

                           Contributions in excess of the maximum amount permitted under Sections 5.3 or 5.7 below.

         V.3      AVERAGE DEFERRAL PERCENTAGE TESTS.

                  (a) The Administrative Committee shall monitor the Salary Savings Contributions and Qualified Non-elective Contributions to insure that the requirements of either Paragraph (b) or (c) are satisfied.

                  (b) The requirements of this Paragraph (b) are satisfied if the Average Deferral Percentage for Highly Compensated Employees for the Plan Year is not more than the Average Deferral Percentage for all other Covered Employees multiplied by 1.25.

                  (c) The requirements of this Paragraph (c) are satisfied if

                           (i)      The excess of the Average Deferral
                                    Percentage of the group of Highly
                                    Compensated Employees over that of all other
                                    Covered Employees is not more than two (2) percentage points, and

                           (ii) The Average Deferral Percentage for the group of Highly Compensated Employees is not more than twice the Average Deferral Percentage for all other Covered Employees.

                  (d) The Administrative Committee shall maintain records sufficient to demonstrate satisfaction of the requirements of this Section 5.3.

                  (e) The provisions of this Section 5.3 are intended to comply with the provisions of Code Section 401(k)(3) and Regulations Section 1.401(k)-I(b), the provisions of which are hereby incorporated into this Plan as provided under Regulations Section 1.401(k)-1(b)(2)(iii).

         V.4      PROSPECTIVE REDUCTIONS OF SALARY SAVINGS CONTRIBUTIONS.

                  (a) The Administrative Committee may determine prior to the end of the Plan Year whether or not the Average Deferral Percentage tests of section 5.3 are satisfied. If it appears that the tests will not be satisfied, the Administrative Committee may elect to reduce the Salary Savings Contributions by the Highly Compensated Employees on a prospective basis.

                  (b) In the event that Salary Savings Contributions by Highly Compensated Employees must be reduced, these reductions will be accomplished reducing Salary Savings Contributions for the Highly Compensated Employee whose Salary Savings Contributions for the Plan Year are the highest to the extent required to

                           (i) Enable the Plan to satisfy one of the Average Deferral Percentage Tests of Section
                                    5.3 above, or

                           (ii) Cause his Salary Savings Contributions to equal those of the Highly Compensated Employee with the next highest Salary Savings Contributions. If this action does not cause the Plan to satisfy one of the Average Deferral Percentage Tests, this process will be repeated until one of those tests is satisfied.

         V.5 DISTRIBUTIONS OF EXCESS DEFERRALS. In the event a Participant deferred more than the maximum permitted under Section 5.2(a) above ("Excess Deferrals"), whether under only this Plan, or under this Plan and another plan, the Participant may notify the Plan of the portion of his Excess Deferrals allocable to the Plan no later than March 1 following the calendar year in which the Excess Deferrals were made.

                  (a) Notwithstanding anything in this Plan to the contrary, the Administrative Committee shall attempt to distribute the amount of the Participant's Excess Deferrals (and the earnings thereon) to the Participant no later than April 15th of the calendar year following the calendar year in which the Excess Deferrals were made.

                  (b) Distributions may be made under this Section 5.5 without regard to the consent requirement of Section
                           8.5 below.

                  (c) Amounts that are distributed under this Section 5.5 will not be taken into account for poses of the minimum distribution rules of Section 8.3 below.

         V.6 DISTRIBUTIONS OF EXCESS CONTRIBUTIONS. In the event that the Plan fails to satisfy the Average Deferral Percentage Tests of
                  Section 5.3 above as of the last day of the Plan Year, the Salary Savings Contributions in excess of those limits and the earnings thereon ("Excess Contributions") shall be distributed from the Plan.

                  (a) The Administrative Committee shall attempt to distribute these amounts within two and one-half (2-1/2) months after the end of the Plan Year for which the contributions were made, but in no event later than the last day of the Plan Year following the Plan Year in which the Excess Contributions were made.

                  (b) In the event that the Excess Contributions are distributed, the distributions will be accomplished by distributing the lesser of the following amounts to the Highly Compensated Employee whose deferral amount is the greatest:

                           (i) An amount which will enable the Plan to satisfy one of the Average Percentage Tests of Section 5.3 above, or

                           (ii) An amount which will cause his Salary Savings Contributions to equal those of the Highly Compensated Employee with the next highest Salary Savings Contributions. If this action does not cause the Plan to satisfy one of the Average Deferral Percentage Tests, this process will be repeated until one of those tests is satisfied.

                  (c) The amount to be distributed to a Highly Compensated Employee under Paragraph (b) above shall be determined on the basis of the portion of the Excess Contributions attributable to him.

                  (d) Distributions may be made under this Section 5.6 above without regard to the consent requirement of
                           Section 8.5 below.

                  (e) Amounts that are distributed under this Section 5.6 will not be taken info account for purposes of the minimum distribution rules of Section 8.3 below.

         V.7      AVERAGE CONTRIBUTION PERCENTAGE TESTS.

                  (a) The Administrative Committee shall monitor the Employer Matching Contributions to insure that the requirements of either Paragraph (b) or (c) are satisfied.

                  (b) The requirements of this Paragraph (b) are satisfied if the Average Contribution Percentage for Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for all other Covered Employees multiplied by 1.25.

                  (c) The requirements of this Paragraph (c) are satisfied if

                           (i) The excess of the Average Contribution Percentage of the group of Highly Compensated Employees over that of all other Covered Employees is not more than two (2) percentage points, and

                           (ii) The Average Contribution Percentage for the group of Highly Compensated Employees is not more than twice the Average Contribution Percentage for all other Covered Employees.

                  (d) The Administrative Committee shall maintain records sufficient to demonstrate satisfaction of the requirements of this Section 5.7

                  (e) In the event that the Plan fails to satisfy the above tests of this Section 5.7, the non-vested Employer Matching Contributions in excess of those test limits ("Excess Aggregate Contributions") (and the income allocable thereto), shall be forfeited. The vested Excess Aggregate Contributions (and the income allocable thereto), shall be distributed to the appropriate Highly Compensated Employees after the close of the Plan Year in which such vested Excess Aggregate Contributions arose and within 12 months of the close of that Plan Year. The Excess Aggregate Contributions shall be determined by reducing the contributions made on behalf of Highly Compensated Employees, beginning with the individual with the highest amount of contributions.

                  (f) The amount of the Excess Aggregate Contributions shall be determined after

                           (i) First determining the amount of Excess Deferrals; and

                           (ii) Then determining the amount of Excess Contributions.

                  (g) The Company shall not be obligated to make any Employer Matching Contributions with respect to the excess of the maximum amount permitted under the above rules of this Section 5.7.

                  (h) Distributions may be made under this Section 5.7 without regard to the consent requirement of Section
                           8.5 below.

                  (i) Amounts that are distributed under this Section 5.7 will not be taken into account for purposes of the minimum distribution rules of Section 8.3 below.

                  (j) The provisions of this Section 5.7 are intended to comply with the provisions of Code Section 401(m)(9) and Regulations Section 1.401(m)-2, the provisions of which are hereby incorporated into this Plan as provided under Regulations Section 1.401(k)-1(b)(2)(iii).

         V.8      MULTIPLE USE TEST.

         Each Plan Year the Plan shall satisfy the multiple use test of Regulations Section 1.401(m)-2, the provisions of which are hereby incorporated into this Plan by reference as provided in Regulations
         Section 1.401(m)-2(b).

         The Administrative Committee shall reduce either (but not both of) the Average Deferral Percentage or the Average Contribution Percentage for the Plan Year with respect to all Highly Compensated Employees for the Plan Year in order to satisfy the multiple use test.

         V.9      ROLLOVER CONTRIBUTIONS.

         A Participant or an Employee who is expected to become a Participant may transfer amounts ("Rollover Contributions") previously distributed to him from another employer's qualified plan (as described in Code
         Section 401(a)) or from a "conduit" IRA (as described in Code Section
         408).

         Participants shall be required to provide the Administrative Committee with proof satisfactory to the Administrative Committee that the Rollover Contribution is an eligible rollover distribution within the meaning of Code Section 402(f)(2)(A). Rollover Contributions shall consist entirely of cash. The Administrative Committee shall not accept any Rollover Contribution which would require the Plan to provide a form of payment which is not provided for under Article IX.

                                   ARTICLE VI
                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

         VI.1 PARTICIPANTS' ACCOUNTS. The Administrative Committee shall open and maintain a separate Account for each type of contribution permitted under the Plan for each Participant.

         VI.2     ALLOCATION OF EMPLOYER MATCHING CONTRIBUTIONS.

                  (a) The Employer Matching Contribution for each Participant shall be credited on the last day of each Plan Year to the Employer Matching Contribution Account of each Participant who was an Employee on the last day of the Plan Year and who made Salary Savings Contributions during the Plan Year.

                  (b) The amount of Employer Matching Contribution to be allocated to an eligible Participant's Employer Matching Contribution Account for a Plan Year shall be

                           (i) 100% of up to the first $500 of Participant Salary Savings contributions for a Plan Year and

                           (ii)     50% of Participant Salary Savings
                                    Contributions for a Plan Year in excess of the first $500 and up to a maximum 6% of Compensation.

                  (c) Employer Matching Contributions shall be allocated to eligible Participants' Employer Matching Contribution Accounts in the proportion that each eligible Participant's Salary Savings Contributions for the Plan Year bear to the aggregate Salary Savings Contributions for the Plan Year of all eligible Participants. For this purpose for a Plan Year, a Participant's Salary Savings Contributions that exceed a percentage of the Participant's Compensation for the Plan Year shall be uniformly disregarded, such percentage to be determined by the Administrative Committee in its sole discretion for such Plan Year.

         VI.3     ALLOCATION OF ESOP CONTRIBUTIONS.

                  (a) The ESOP Contributions (if any) for each Plan Year shall be allocated to the ESOP Contribution Account of each Participant who is entitled to receive an allocation in the proportion that his units bears to the aggregate units of all Participants who are entitled to receive an allocation during that Plan Year.

                  (b) A Participant will be entitled to receive an allocation of the ESOP Contributions if he --

                           (i) is employed by the Company on the last day of the Plan Year, and

                           (ii) completed at least 1,000 Hours of Service during the Plan Year.

                  (c) For purposes of this Section 6.3, each Participant shall be credited with units for a Plan Year as follows:

                           (i) one unit for each full one hundred dolls ($100) of Compensation paid to the Participant by the Employer for the Plan Year; and

                           (ii) one unit for each full Year of Service which is continuous and uninterrupted. For purposes of this allocation only, Years of Service shall exclude periods prior to any Break in Service, but shall include periods during which a Participant was on a Leave of Absence. If such computation results in the total involving a fractional unit, then a unit of one-half or less shall be disregarded and more than one-half unit shall be counted as one unit.

                  (d) Provisions of this Section 6.3 to the contrary notwithstanding, in the event of a mid-year ESOP Contribution or in the event of a release of any shares, the acquisition of which was financed via an Exempt Loan (as defined and set forth in Section 7.04 of the Trust Agreement), the Administrative Committee may allocate such ESOP Contribution or release of shares to the ESOP Contribution Account of each Participant either as of a Valuation Date during the Plan Year or at the end of the Plan Year. Allocations will only be made to the ESOP Contribution Account of Participants who are Employees (as defined in Section 2.22), as of the date of such ESOP Contribution. If such ESOP Contribution or released shares are allocated as of a Valuation Date during the Plan Year, for purposes of allocation to Participant Accounts under the formula contained in Section 6.3(c) above, "Compensation" and "Years of Service" shall be projected to the end of the Plan Year assuming the same rate of Compensation and the same accrual of Service as has been experienced by the Participant from the beginning of the Plan Year to the Valuation Date.

                  (e) Notwithstanding any contrary provision in this Plan and Trust, the ESOP contribution made in connection with that certain 2000 Westcorp Subscription Rights Offering ("Rights Offering") or the Subsequent Rights Offering ("Subsequent Rights Offering") will be allocated among the accounts based upon the ratio of the number of Rights each Participant has in his or her ESOP account bears to the total number of Rights held in all accounts.

         VI.4     ALLOCATION OF SALARY SAVINGS CONTRIBUTIONS.

                  A Participant's Salary Savings Contributions shall be allocated to his Elective Deferral Account.

         VI.5     ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

                  (a) The Qualified Non-elective Contributions (if any) for each Plan Year shall be allocated to the Salary Savings Contribution Accounts of each Participant who is entitled to receive an allocation in the proportion that his Compensation during that Plan Year bears to the aggregate Compensation of all Participants who are entitled to receive an allocation during that Plan Year. Amounts shall be credited to Participants' Salary Savings Contribution Accounts as of the last day of the Plan Year.

                  (b) Each Plan Year for which the Employer makes Qualified Non-elective Contributions to the Plan, the Administrative Committee shall determine the group of Participants who are entitled to receive an allocation of Qualified Non-elective Contributions in one of the following ways:

                           (i)      All Participants who are not Highly
                                    Compensated Employees; or

                           (ii) Such non Highly Compensated Employees or former Employees as may be selected by the Administrative Committee.

                           (iii) All Participants who have Compensation for-the Plan Year which does not exceed a dollar amount to be set by the Administrative Committee for the Plan Year, whether or not such Participants are Highly Compensated Employees.

                           A Participant's entitlement to receive an allocation of Qualified Non-elective Contributions for a Plan Year shall not be contingent upon his participation in the Plan or his performance of any services after the last day of the Plan Year.

         VI.6     REVALUATION OF ACCOUNTS.

                  (a) Within sixty (60) days after each Valuation Date, the Trustee shall value the assets of the Trust on the basis of fair market values.

                  (b) Upon receipt of the valuations from the Trustee, the Administrative Committee shall revalue the Accounts of each Participant as of the applicable Valuation Date as to reflect a proportionate share in any increase or decrease in the fair market value of the assets in the Trust Fund, determined as of that date as compared with the value of the assets in the Trust Fund determined as of the immediately preceding Valuation Date. The Administrative Committee shall establish uniform and non-discriminatory accounting procedures to allocate such changes in the market value of Participants' Accounts.

         VI.7 FORFEITURES FROM EMPLOYER MATCHING CONTRIBUTION ACCOUNT. Any amount of a Participant's Employer Matching Contribution Account that is forfeited shall be used in the following manner:

                  (a) First, to restore the Employer Matching Contribution Accounts or ESOP Contribution Accounts of former Participants under Section 8.7 below;

                  (b) Second, to reduce the Employer Matching Contributions to the Plan; and

                  (c) Third, to be allocated to the accounts of Participants in a non-discriminatory manner, to reduce Employer contributions not provided in Sections 6.7 or 6.8, or to be allocated to the ESOP Contribution Accounts pursuant to Section 6.3.

         VI.8 FORFEITURES FROM ESOP CONTRIBUTION ACCOUNT. Any amount of a Participant's ESOP Contribution Account that is forfeited shall be used in the following manner:

                  (a) First, to restore the Employer Matching Contribution Accounts or ESOP Contribution Accounts of former Participants under Section 8.7 below; and/or

                  (b) Second, to be allocated to the accounts of Participants in a non-discriminatory manner, to reduce Employer contributions not provided in Sections 6.7 or 6.8, or to be allocated to the ESOP Contribution Accounts pursuant to Section 6.3.

         VI.9     ORDERING OF ALLOCATIONS. Allocations made pursuant to this
                  Article VI shall be made in the following order:

                  (a)      Those required by Sections 6.7 and 6.8 above;

                  (b)      Those required by Section 15.5 below;

                  (c)      Those required by Section 6.4 above; and

                  (d)      Those required by Sections 6.2, 6.3 and 6.5 above.

         VI.10    MISCELLANEOUS ALLOCATION RULES.

                  (a) For purposes of making the allocations of Employer Contributions under this Article VI, any Employer Contributions made with respect to a particular Plan Year that are made after the end of the year but on or before the due date for the Company's federal income tax return (including extensions) for its taxable year relating to the Plan Year shall be considered as having been made on the last day of the Plan Year.

                  (b) Upon a Participant's Severance, pending distribution of the Participant's Vested Interest, the Participant's Accounts shall continue to be maintained and accounted for in accordance with all applicable provisions of this Plan.

                  (c) The Administrative Committee and the Trustee may establish accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Accounts provided for in this
                           Article VI.

                  (d) The Company, the Administrative Committee and the Trustee do not guarantee that the value of a Participant's Accounts shall at any time equal or exceed the amount previously contributed thereto.


                                   ARTICLE VII
                                     VESTING

         VII.1    GENERAL RULE.

                  The Vested Interest of each Participant in his Employer Matching Contribution Account shall be determined on the basis of his Years of Service, in accordance with the following schedule:

                             Years of                                            Vested
                             Service                                            Interest
                             -------                                            --------
                           Less than 1                                              0%
                                    1                                              30%
                                    2                                              60%
                                    3                                             100%

                  The Vested Interest of each Participant in his ESOP Contribution Account shall be determined on the basis of his Years of Service, in accordance with the following schedule:

                             Years of                                            Vested
                             Service                                            Interest
                             -------                                            --------
                           Less than 1                                              0%
                                    1                                              20%
                                    2                                              40%
                                    3                                              60%
                                    4                                              80%
                                    5                                             100%

         VII.2    SPECIAL VESTING RULES.

                  Notwithstanding the rules of Section 7.1 above, during a Participant's period of employment with the Company or an Affiliated Company, in the event of his death, Disability, or attainment of Normal Retirement Age, he shall become one hundred percent (100%) vested in his Employer Matching Contribution Account and ESOP Contribution Account.

         VII.3 FULLY VESTED ACCOUNTS. A Participant shall always be one hundred percent (100%) vested in his Salary Savings Contribution Account, Rollover Account and Hammond Company Matching Account.

         VII.4    FORFEITURES.

                  (a) The nonvested portions of a Participant's Employer Matching Contribution Account and ESOP Contribution Account shall be forfeited as of the earlier of

                           (i) The date of the distribution of his benefit, or

                           (ii) The date on which he incurs five (5) consecutive breaks in Service.

                  (b)      In the case of any Participant who has incurred five
                           (5) consecutive Breaks
                           in Service, his Years of Service if any, completed after the Breaks in Service shall not be taken into account for purposes of determining his Vested Interest in his Employer Matching Contribution Account and ESOP Contribution Account that accrued before the breaks in Service.

                  (c) If the Participant is rehired prior to incurring the Forfeiture or the Participant repays the amount of the prior distribution pursuant to Section 8.7(b), he will continue to vest, starting at the point in the vesting schedule where he incurred the Severance, in both the Company Contributions made before and after the Severance.

                  (d) Forfeitures will be used as provided in Sections 6.7 and 6.8.


                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

         VIII.1   PAYMENT OF BENEFITS.

                  (a) Subject to the following rules of this Article VIII, a Participant's Vested Interest shall not be distributed prior to his Severance.

                  (b) All distributions to Participants or their Beneficiaries shall be based on_the amount of the Participant's Accounts as of the Valuation Date immediately preceding the date on which the Participant's Vested Interest is distributed.

                  (c) The Administrative Committee shall prescribe such rules as it deems necessary regarding the timing of payments and the written notice requirements for distributions prior to Severance.

                  (d) In the case of a distribution made by reason of the Participant's Severance, no distribution will be made if the Participant's Reemployment Commencement Date occurs before his Vested Interest is distributed.

         VIII.2   LATEST PAYMENT DATE.

                  (a) Subject to the following rules of this Article VIII, payment of the Participant's entire Vested Interest under the Plan shall begin in no event later than hid "Latest Payment Date," which is the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                           (i)      The Participant's Normal Retirement Age;

                           (ii) The tenth (10th) anniversary of the date on which he commenced participation in the Plan; or

                           (iii) The termination of his employment with the Company or an Affiliated Company.

                  (b) If it is not possible to make payment to a Participant by his Latest Payment Date because the amount of his benefit cannot be ascertained by that date, or because the Administrative Committee has been unable to locate the Participant after making reasonable efforts to do so, the payment shall be made no later than sixty (60) days after the earliest date on which the amount of the payment can be ascertained or the date on which the Participant is located (whichever is applicable).

         VIII.3   REQUIRED BEGINNING DATE.

                  (a) The interest of each Participant shall be distributed not later than his Required Beginning Date.

                  (b) "Required Beginning Date" shall mean April 1 of the calendar year following the later of the calendar year in which the Participant attains age seventy and one-half (70-1/2) or the calendar year in which he incurs a Severance.

                  (c) Except as may be provided in Article IX, if a Participant dies before distribution of his Vested Interest has begun, his entire Vested Interest shall be distributed within five (5) years of his death.

                  (d) The provisions of this Article VIII are intended to comply with the provisions of Code Section 401(a)(9) and regulations thereunder. If there is any discrepancy between the provisions of this Plan and the provisions of Code Section 401(a)(9) and regulations thereunder, such discrepancy shall be resolved so as to give full effect to the provisions of such Code Section and related regulations.

         VIII.4   CONSENT TO RECEIVE EARLY DISTRIBUTION.

                  (a) If the Participant's Vested Interest exceeds five thousand dollars ($5,000), either at the time of the current distribution or at the time of a prior distribution, no distribution shall occur prior to the Participant's Normal Retirement Age, unless he elects to receive the distribution.

                  (b) The Plan must provide the Participant with a notice of his right, and a Participant may waive his right in writing, to defer the receipt of the distribution no less than thirty (30) and no more than ninety (90) days before the date of the distribution.

                  (c)      The consent of the Participant must not be made

                           (i)      Before he receives the notice, or

                           (ii) More than ninety (90) days before the date of the distribution.

                  (d) A Participant may revoke an election to defer receiving benefits at any time, so as to accelerate the timing of the payment of his benefits.

                  (e) This consent requirement shall not apply in the case of the

                           (i)      Death of the Participant, or

                           (ii) Termination of the Plan, provided neither the Company nor any Affiliated Company maintains any other defined contribution plan, other than an employee stock ownership plan. If the Participant does not consent to an immediate distribution from this Plan, his benefit shall be transferred to the other defined contribution plan.

         VIII.5   REQUIREMENT OF SPOUSAL CONTENT.

                  (a) In the event of the death of a Participant, his benefit shall be paid to a Beneficiary other than his surviving Spouse only if the requirements of Subparagraphs (i) or (ii) below are satisfied.

                           (i) The requirements of this Subparagraph (i) are satisfied if the requirements of Clauses
                                    (A), (B) and (C) below are met.

                                    (A)      The Spouse of the Participant
                                             consents in writing to the
                                             designation of Beneficiary.

                                    (B)      The election designates a
                                             Beneficiary (or a form of benefits)
                                             which may not be changed without
                                             spousal consent (or the spousal
                                             consent expressly permits
                                             designations without any
                                             requirement of further consent by
                                             the Spouse).

                                    (C)      The Spouse's consent acknowledges
                                             the effect of the designation and
                                             is witnessed by a Plan
                                             Representative or a notary public.

                           (ii) The requirements of this Subparagraph (ii) are satisfied if it is established to the satisfaction of a Plan Representative that the consent required by Subparagraph (i) above may not be obtained--

                                    (A)      Because there is no Spouse,

                                    (B)      Because the Spouse cannot be
                                             located, or

                                    (C)      Because of such other circumstances
                                             as may be set forth in regulations
                                             under Code Section 417(a)(2).

                  (b) Any consent by a Spouse (or establishment that the consent of a Spouse may not be obtained) under the above rules will be effective only with respect to that Spouse.

                  (c) For purposes of this Section 8.5, "Plan Representative" shall mean the person or persons designated by the Administrative Committee to Witness the execution of such documents.

         VIII.6   NO BENEFICIARY DESIGNATION.

                  (a) The rules of Paragraph (b) below shall apply to the distribution of a Participant's Vested Interest if-

                           (i) The deceased Participant failed to designate a Beneficiary,

                           (ii) The Administrative Committee is unable to locate a designated Beneficiary,

                           (iii) The Beneficiary predeceased the Participant, or

                           (iv) The designation of the Beneficiary by the Participant is legally ineffective.

                  (b) In the event the rules of Paragraph (a) above apply, then any distribution on behalf of a Participant shall be paid to the Participant's estate.

         VIII.7 DISTRIBUTIONS TO PARTIALLY VESTED PARTICIPANTS. The following rules shall apply if a Participant incurs a Severance prior to becoming fully vested.

                  (a) In the event that a distribution of his Employer Matching Account or Employer Profit Sharing Account is made to a Participant at a time when he is not fully vested in such Accounts, the nonvested portion of the Participant's Account shall be forfeited in accordance with the rules of Article VII above.

                  (b) A Participant who received a distribution described in Paragraph (a) above may recontribute the amount of the distribution he received. The repayment must be made (if at all), however, not later than the date specified below.

                           (i)      In the case of a distribution upon
                                    Severance, the earlier of-

                                    (A)      The fifth (5th) anniversary of his
                                             Reemployment Commencement Date, or

                                    (B)      The date on which he incurs five
                                             (5) consecutive Breaks in Service.

                           (ii)     In any other case, the fifth (5th)
                                    anniversary of the date of the withdrawal.

                  (c) If the Participant repays the amount of the distribution within the prescribed time period, the amount of his Company Contributions Account balance shall be completely restored. Neither the amount recontributed nor the Account balance (previously forfeited) shall be adjusted for gains, losses, or interest in the interim period.

                  (d) If the Participant does not repay the amount of the distribution and he incurs a second Severance prior to becoming fully vested, the amount to be distributed to him shall be equal to the sum of-

                           (i) The amount in his Account as of the date of the second distribution, and

                           (ii) The amount previously distributed to him, multiplied by his vested percentage, but reduced by the amount previously distributed to him.

                  (e) Forfeitures shall be used as provided in Sections 6.7 and 6.8 above.

         VIII.8   DISTRIBUTION OF SALARY SAVINGS CONTRIBUTION ACCOUNTS.

                  (a) Notwithstanding anything in this Plan to the contrary, a Participant's Salary Savings Contribution Account may not be distributed prior to the occurrence of the earliest of any of the events described below:

                           (i)      Separation from service, death, or
                                    disability;

                           (ii)     Termination of the Plan without
                                    establishment of a successor plan (as
                                    defined in the regulations under Section
                                    401(k) of the Code);

                           (iii) Sale of substantially all of the assets used by the Company in a trade or business (applicable only to the Employees who continue employment with the corporation acquiring such assets); or

                           (iv)     Sale of the Company's interest in a
                                    subsidiary corporation (applicable only to the transferred Employees).

                           Distributions made pursuant to Subparagraphs (iii) or
                           (iv) must be made by the end of the second calendar year after the end of the calendar year in which he disposition occurred. Furthermore, distributions made pursuant to Subparagraphs (ii), (iii) or (iv) above must be made in the form of a lump sum distribution.

                  (b) Pursuant to rules and procedures prescribed by the Administrative Committee, a Participant may make withdrawals from his Salary Savings Contribution Account if he incurs a hardship under the rules of
                           Section 8.9 below. Only the amount of the Participant's Salary Savings Contributions and the interest accrued before January 1, 1989 may be distributed.

         VIII.9 HARDSHIP DISTRIBUTIONS. A Participant will be entitled to receive a distribution of his Salary Savings Contributions because of a hardship only in accordance with the provisions of this Section 8.9. The distribution must both made on account of an immediate and heavy financial need (as determined under Paragraph (a) below) and be necessary to satisfy that need (as determined under Paragraph (b) below).

                  (a) The determination of whether a Participant has an immediate and heavy financial need will be made on the basis of all relevant facts and circumstances. The need may still qualify even if it was reasonably foreseeable or was voluntarily incurred by the Participant. A distribution on account of any of the following reasons will automatically qualify:

                           (i) Medical expenses (described in Section 213(d) of the Code) incurred by the Participant, his Spouse, or Dependent (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care;

                           (ii) Costs directly related to the purchase of the principal residence for the Participant (excluding mortgage payments);

                           (iii) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, or for his Spouse, children, or dependents (as defined in Section 152 of the Code); or

                           (iv)     Need to prevent the eviction of the
                                    Participant from his principal
                                    residence or foreclosure on the mortgage on his principal residence.

                           Furthermore, the amount of the distribution may include any amounts necessary to pay the taxes reasonably anticipated to result from the distribution.

                  (b) Except as is provided below, the determination as to whether a distribution is necessary to satisfy an immediate and heavy financial need is determined on the basis of the facts and circumstances. A distribution will not satisfy this requirement if-

                           (i) The amount of the distribution is in excess of the amount required to relieve the financial need, or

                           (ii) The need may be satisfied from other resources that are reasonably available to the Participant.

                  (c) A distribution will qualify under Paragraph (b) above if the Participant makes the representations that the need cannot be relieved-

                           (i) Through reimbursement or compensation by insurance or otherwise;

                           (ii)     By reasonable liquidation of the
                                    Participant's assets, to the extent the
                                    liquidation itself would not cause an
                                    immediate and heavy financial need. For this purpose, the Participant's resources shall include those of his Spouse and minor children that are reasonably available to him;

                           (iii)    By cessation of his Salary Savings
                                    Contributions;

                           (iv) By other distributions or nontaxable loans from plans maintained by the Company or any other employer; or

                           (v) By borrowing from commercial sources on reasonable commercial terms.

                           The Administrative Committee may rely upon the Participant's representations, unless it has actual knowledge that the representation is untrue.

                  (d) A distribution will automatically be deemed to meet the requirements of Paragraphs (a) and (b) above if all of the following conditions are satisfied:

                           (i) The distribution is not in excess of the immediate and heavy financial need of the Participant;

                           (ii)     The Participant has obtained all
                                    distributions, other than hardship
                                    distributions, and all nontaxable loans
                                    currently available under all tax-qualified retirement plans maintained by the Company;

                           (iii) The Plan and all other plans of deferred compensation (whether or not tax-qualified) maintained by the Company, provide that the Participant's Salary Savings Contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution.

                                    Upon expiration of the 12-month suspension period a Participant will be permitted to resume making Salary Savings Contributions.

                                    This restriction will not apply to mandatory contributions to defined benefit plans, or to contributions to health and welfare benefit plans (including cafeteria plans under Section 125 of the Code, except to the except that the cafeteria plan offers a cash or deferred arrangement under Section 401(k) of the Code).

                                    The Participant will still be treated as being eligible to participate in this Plan for purposes of the Average Deferral Percentage Tests of Section 5.3 and the Average Contribution Percentage Tests of
                                    Section 5.7 above; and

                           (iv) The Plan, and all other tax qualified retirement plans maintained by the Employer, preclude the Participant from making pre-tax contributions for the calendar year following the calendar year in which the hardship distribution was made in excess of the amount determined under Clause (A) below.

                                    (A)      The Participant's maximum pre-tax
                                             contributions for the next calendar
                                             year will be the maximum Elective
                                             Deferral amount permitted under
                                             Section 5.2 for such year reduced
                                             by.the amount of the Participant's
                                             pre-tax contributions for the prior
                                             calendar year.

         VIII.10  DISTRIBUTIONS DUE TO DISABILITY.

                  If a Participant has a Severance due to Disability, he shall become fully vested in his Account. His Account shall be payable as provided under Articles VIII and IX except that benefits shall commence no later than 60 days after the close of the Plan Year in which the Severance occurred or, if later, 60 days after the earliest date on which the value of his Account can be determined.

                  In the event of the full and complete recovery from Disability of a former Participant prior to his Normal Retirement Date, where such recovery is certified to the Administrative Committee by competent medical authority satisfactory to the Administrative Committee, and his subsequent rehire by the Company, he shall commence participation in the Plan upon his Reemployment Commencement Date and for purposes of vesting of Company Contributions shall be credited for all Years of Service earned prior to the Disability. Any unpaid Account balance due to the Participant because of the Disability shall remain fully vested.

         VIII.11  INABILITY TO LOCATE PARTICIPANT OR BENEFICIARY.

                  (a) If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, the Administrative Committee will cause the benefits to be forfeited after three (3) years.

                  (b) In the event that an unlocatable Participant or Beneficiary is later located, the benefits that were forfeited shall be reinstated, without regard for any gains or losses during the interim period.

         VIII.12  PAYEES UNDER LEGAL DISABILITY.

                  (a) The Administrative Committee may have the payment, or any part of it, made to the person(s) or institution that it believes is caring for or supporting a payee if the Administrative Committee believes that any payee is

                           (i)      A minor, or

                           (ii) Legally incapable of giving a valid receipt and discharge for any payment due him.

                  (b) Any such payment shall be a payment for the account of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

         VIII.13 NOTICE REGARDING TAX TREATMENT OF DISTRIBUTIONS. The Plan Administrator shall provide a written explanation regarding the Code provisions relating to the tax treatment of distributions to each distributee receiving a distribution any portion of which may be rolled over tax-free to another tax qualified retirement plan or to an individual retirement account.

         VIII.14 MAILING OF PAYMENTS. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of his Beneficiary). Each Participant shall be responsible for furnishing the Administrative Committee with his current address and the name and current address of his Beneficiary.

         VIII.15 WITHHOLDING FOR TAXES. Any payments from the Plan may be subject to withholding for taxes as may be required by any applicable federal or state law.


                                   ARTICLE IX
                              ANNUITY REQUIREMENTS

         IX.1     DEFINITIONS.

                  (a)      "Annuity Starting Date" means-

                           (i) The first day of the first period for which an amount is received as an annuity, or

                           (ii) In the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to the benefit.

                  (b) "Applicable Election Period" means the ninety (90) day period ending on the Annuity Starting Date.

                  (c) "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse.

         IX.2     FORM OF BENEFITS PROVIDED.

                  (a) In the case of a Participant with a Vested Interest in the Plan who does not die before his Annuity Starting Date, his benefit shall be paid in the form of a lump sum payment of cash or in a combination of cash and Company Stock.

                  (b) In the case of a married Participant with a Vested Interest who does not die before his Annuity Starting Date and who elects not to receive his benefit in the form provided under
                           Section 9.2(a) above, his benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

                  (c) Provided the requirements of Section 9.4 below are met and, for a married Participant, notwithstanding
                           Section 9.2(b) above, a Participant may elect that his benefit be paid in the form of substantially equal monthly or annual installments of cash or cash and shares of Company Stock converted to cash over a period not to exceed the Participant's life expectancy or, in the case of a married Participant, the joint life expectancy of the Participant and his spouse. If the Participant dies after installments have commenced, any unpaid installments shall continue to be paid to the Participant's Beneficiary according to the same schedule until all scheduled payments have been made to the Participant and his Beneficiary.

         IX.3     DISCLOSURE REQUIREMENTS.

                  (a) Within a reasonable period of time before the Participant's Annuity Starting Date (and consistent with regulations under Section 417(a)(3)(a) of the
                           Code) each married Participant shall receive a written explanation of-

                           (i) The terms and conditions of the Qualified Joint and Survivor Annuity,

                           (ii) The Participant's right to make, and the effect of, an election under Section 9.2 above to waive the Qualified Joint and Survivor Annuity form of benefit, and

                           (iii)    The rights of the Participant's Spouse under
                                    Section 9.2 above.

                  (b) The person receiving the documents described in Paragraph (a) above will have sixty (60) days from the date of delivery of the written explanation to request in writing additional information concerning the specific financial effect of the election. The Administrative Committee will honor one (1) such request from each person and will furnish the requested information within thirty (30) days of the receipt of the written request.

         IX.4     CONSENT TO RECEIVE EARLY DISTRIBUTION.

                  A distribution shall not immediately occur prior to the Participant's Normal Retirement Age where the present value of the Participant's Vested Interest exceeds five thousand dollars ($5,000) unless the Participant and the Spouse (or surviving Spouse) of the Participant elect to receive the distribution (in a manner consistent with the regulations under Section 417 of the Code) within ninety (90) days prior to the distribution.

         IX.5     DIRECT ROLLOVERS.

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article IX, a distributee may elect, at the time and in the manner prescribed by the Plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b)      Definitions:

                           (i)      Eligible rollover distribution:

                                    An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period often years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii)     Eligible retirement plan:

                                    An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iii)    Distributee:

                                    A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with respect to the interest of the spouse or former spouse.

                           (iv)     Direct rollover:

                                    A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         IX.6     DISTRIBUTION OF COMPANY STOCK.

                  Distribution of a Participant's ESOP Contribution Account and Employer Matching Contribution Account may be made in cash or in shares of Company Stock, or both, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distribute in the form of shares of Company Stock, plus cash in lieu of fractional shares. Any balance in a Participant's ESOP Contribution

                  Account and Employer Matching Contribution Account shall be applied to acquire the maximum number of whole shares of Company Stock at the then fair market value. Any remaining balance shall be distributed in cash.

                  The Administrative Committee shall advise the Participant or his Beneficiary in writing prior to any distribution from his ESOP Contribution Account or Employer Matching Contribution Account of the right to demand that benefits from such Accounts be paid in the form of Company Stock. If the Participant or his Beneficiary fails to make such demand in writing within 90 days after receipt of such written notice, the Administrative Committee shall direct the Trustee to make such distribution in cash.

                                    ARTICLE X
                              TOP-HEAVY PLAN RULES

         X.1 APPLICABILITY. Notwithstanding any provision in this Plan to the contrary, the provisions of this Article X shall apply in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

         X.2      SPECIAL VALUATION RULES.

                  (a)      For purposes of determining-

                           (i) The present value of the cumulative accrued benefit of any Employee, or

                           (ii)     The account balance of any Employee,

                           the present value or account balance shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five (5) year period ending on the Determination Date. The preceding rule shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in the Aggregation Group that includes the transferee Plan.

                  (b) Any rollover contribution or similar transfer initiated by the Employee and made after December 31,1983 to a plan shall not be taken into account with respect, to the transferee plan for purposes of determining whether the transferee plan is a Top-Heavy Plan (or whether any Aggregation Group which includes the transferee plan is a Top-Heavy Group).

                  (c)      If any individual-

                           (i) Is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, or

                           (ii) Has not performed any services for the Company or an Affiliated Company at any time during the five (5) year period ending on the Determination Date,

                           his accrued benefit and account balance shall not be taken into account for purposes of determining whether or not the plan is a Top-Heavy Plan.

         X.3 MINIMUM CONTRIBUTIONS. For each Plan Year in which the Plan is Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Section 10.3.

                  (a) Except as provided below, the minimum contribution for each Participant who is a Non-Key Employee who is employed on the last day Of the Plan Year shall be not less than three percent (3%) of his Earnings, regardless of the number of Hours of Service he completes that Plan Year or his level of Earnings.

                  (b) The minimum required contribution under Paragraph (a) above shall be reduced by the Company contributions and forfeitures allocated to the Participant in any other defined contribution plan included in the Aggregation Group that includes the Plan; however, Matching Contributions may not be taken into account.

                  (c) Subject to the following rules of this Paragraph (c), the percentage set forth in Paragraph (a) above shall not be required to exceed the percentage at which contributions (including any Tax-Deferred Contributions) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year.

                           (i) For purposes of this Paragraph (c), all defined contribution plans required to.be included in an Aggregation Group shall be treated as one plan.

                           (ii) The rules of this Paragraph (c) shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                  (d) The requirements of this Section 10.3 must be satisfied without taking into account-

                           (i) Contributions under chapters 2 or 21 of the Code, title II of the Social Security Act, or any other Federal or State law, or

                           (ii)     Salary Savings Contributions by Non-Key
                                    Employees.

                  (e) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company or an Affiliated Company, both of which are determined to be Top-Heavy, the minimum benefit shall be provided under this Plan, which shall be a contribution of at least five percent (5%) of Compensation.

         X.4 MINIMUM VESTING. For each Plan Year in which the Plan is Top-Heavy, vesting shall be determined according to the following schedule:

                             Years of                                           Vested
                             Service                                            Interest
                             -------                                            --------
                           Less than 2                                              0%
                                    2                                              20%
                                    3                                              40%
                                    4                                              60%
                                    5                                              80%
                                    6                                             100%

                  If the Plan is not Top-Heavy for a subsequent Plan Year, each Participant's vested percentage shall not be less than his vested percentage as of the last day of the last Plan Year in which the Plan was Top-Heavy. If the Plan ceases to be Top-Heavy, each Participant who has completed at least three
                  (3) Years of Service as of the first day of the first Plan Year for which the Plan ceases to be Top-Heavy shall have the right to have his Vested Interest determined in accordance with the schedule contained in this Section 10.4 or the schedule contained in Section 7.1, as provided under Section
                  17.3 as though the Plan's vesting schedule had been amended.

         X.5      MAXIMUM ANNUAL ADDITION.

                  (a) Except as set forth below, in the case of any Top-Heavy Plan, the rules of Sections 15.4(b)(ii) and 15.4(c)(ii) below shall be applied by substituting "1.0" for "1.25".

                  (b) The rule set forth in Paragraph (a) above shall not apply if the requirements of both Subparagraphs (i) and (ii) are satisfied.

                           (i) The requirements of this Subparagraph (i) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 2.58 above.

                           (ii) The requirements of this Subparagraph (ii) are satisfied if the required minimum contribution under Section 10.3 above would be satisfied if it were applied by substituting "four percent (4%)" for "three percent (3%)" each place it appears therein.

                                    (A)      Notwithstanding the provisions of
                                             the preceding sentence, in the case
                                             of an Employee covered by both this
                                             Plan and a defined benefit plan
                                             maintained by the Company or an
                                             Affiliated Company, both of which
                                             are Top-Heavy, the minimum
                                             contribution/benefit shall be
                                             provided solely under this Plan,
                                             which shall be applied by
                                             substituting

                                             "seven and one half percent
                                             (7-1/2%)" for "three percent" each
                                             place it appears in Section 10.3
                                             above.

                  (c) The rules of Paragraph (a) shall not apply with respect to any Employee for any Plan Year as long as there are no-

                           (i) Annual Additions allocated to the Employee under a defined contribution plan maintained by the Company or an Affiliated Company, or

                           (ii) Accruals by the Employee under a defined benefit plan maintained by the Company or an Affiliated Company.

                  (d) The vesting schedule of Paragraph (a) above shall apply, notwithstanding the Participant's withdrawal of any mandatory contributions or in the event that the Plan ceases to be Top-Heavy.

         X.6 NON-ELIGIBLE EMPLOYEES. The rules of Section 10.3 above shall not apply to any Employee--

                  (a) Included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between the Employee representatives and the Company, or

                  (b) Whose employment was terminated before the Plan became Top-Heavy.


                                   ARTICLE XI
                    OPERATION AND ADMINISTRATION OF THE PLAN

         XI.1 NAMED FIDUCIARIES. The provisions of this Section 11.1 shall determine the various parties who are the "Named Fiduciaries" (within the meaning of Section 402(a) of ERISA) of the Plan and their respective responsibilities.

                  (a) The Board of Directors shall be the Named Fiduciary with respect to appointing and/or removing the Trustee, and the members of the Administrative Committee.

                  (b) The Trustee shall be the Named Fiduciary with respect to the management and investment of the assets of the Plan, except to the extent that the Trustee is subject to the directions of an Investment Manager, the Administrative Committee or Participants.

                  (c) The Administrative Committee shall be the Named Fiduciary with respect to all of the administrative matters relating to the Plan, except the management and investment of the assets of the Plan.

         XI.2     COMPOSITION OF ADMINISTRATIVE COMMITTEE.

                  (a) The members of the Administrative Committee (who need not be Participants or even Employees) shall be appointed by the Board of Directors of the Company and shall hold office until termination of such status in accordance with the provisions of this
                           Article XI.

                  (b) The term of the office of each member of the Administrative Committee shall be determined in accordance with the following rules.

                           (i) Any member of the Administrative Committee may resign at any time by giving written notice to the other members and to the Board of Directors, effective as of the date indicated therein.

                           (ii) Any member of the Administrative Committee may be removed by the Board of Directors at any time.

                           (iii)    In the case of a member of the
                                    Administrative Committee who is also an
                                    Employee of the Company, his status as a member of the Administrative Committee shall terminate as of the date of his Severance, except as otherwise provided in resolutions of the Board of Directors.

                  (c) Upon the death, resignation, or removal of any Administrative Committee member, the Board of Directors may appoint a successor. Notice of appointment of a successor member shall be given by the Company in writing to the Trustee and to the other members of the Administrative Committee.

         XI.3 ADMINISTRATIVE COMMITTEE'S POWERS. The Administrative Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Administrative Committee elsewhere in the Plan or by law, the Administrative Committee shall have the following powers and authority:

                  (a) To allocate fiduciary responsibilities among the Named Fiduciaries and to designate one or more other persons, including Investment Managers, to carry out fiduciary responsibilities.

                           (i) However, no allocation or delegation under this Paragraph (a) shall be effective

                                    (A)      Until the person or persons to whom
                                             the responsibilities have been
                                             allocated or delegated agree to
                                             assume the responsibilities, or

                                    (B)      With respect to Trustee
                                             Responsibilities (within the
                                             meaning of Section 405(c) of
                                             ERISA);

                  (b) To employ such legal, actuarial, medical, accounting, clerical and other assistance as.'it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any member of the Administrative Committee or any other fiduciary may have under the Plan;

                  (c) To establish rules and procedures for the conduct of the Administrative Committee's business and the administration of this Plan; and

                  (d) To administer this Plan, to determine eligibility for a benefit, to construe the terms of the Plan and to decide all questions which may arise or which may be raised under this Plan. The decisions of the Administrative Committee shall be binding upon all persons, to the maximum extent permitted under ERISA; and

                  (e) To perform or cause to be performed such further acts as it may deem to be necessary or appropriate to administer the Plan.

                  (f) In addition to the Committee's other powers, it shall also have the power and responsibility for exercising the "Rights" that are allocated to each Participant's ESOP account pursuant to the 2000 Rights Offering or Subsequent Rights Offering and it shall also have the power and responsibility for subscribing to any overage that may exist with respect to such "Rights" Offerings.

         XI.4 REPORTING AND DISCLOSURE. The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed pursuant to ERISA or any other applicable law.

         XI.5 MULTIPLE FIDUCIARY CAPACITIES. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

         XI.6     FUNDING POLICY.

                  (a) At periodic intervals the Administrative Committee shall review the financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan.

                  (b) In establishing the funding policy, the Administrative Committee shall review and take into account-

                           (i) The short-term and long-term financial objectives and liquidity requirements of the Plan, determined by reference to the age and tenure characteristics of the Participants,

                           (ii) The current and projected market conditions, and

                           (iii)    Such other considerations as appear
                                    pertinent under the circumstances,

                           all with a view toward the realization by the Plan of its maximum investment potential consistent with prudent asset management and the need to pay benefits in accordance with the terms of the Plan, taking into account the ability of Participants to direct the investment of the amounts in their Accounts.

         XI.7     PROHIBITION AGAINST CERTAIN ACTIONS.

                  (a) In administering this Plan, the Administrative Committee shall not discriminate in favor of Highly Compensated Employees.

                  (b) The Plan Committees shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under Section 4975(c) of the Code or ERISA Section 406(a).

                  (c) Any member of the Administrative Committee who is also a Participant shall not be qualified to act or vote on any matter relating solely to himself.

         XI.8     COMMITTEE PROCEDURES.

                  (a) A majority of the members of the Administrative Committee shall constitute a quorum, and any action authorized by a majority of the members-

                           (i)      Present at any meeting, or

                           (ii)     In writing without a meeting,

                           shall constitute the actions of the Administrative Committee.

                  (b) The Administrative Committee may designate one or more of its members

                           ("Designated Members") as authorized to execute any document or documents on behalf of the Administrative Committee. In such a case, the Administrative Committee shall notify the Trustee of this action and the name or names of the Designated Members.

         XI.9     INDEMNIFICATION.

                  (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Board of Directors and of the Administrative Committee and any other Employee with duties under the Plan against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of the performance of his duties under the Plan.

                  (b) This indemnity shall not apply if the individual acted fraudulently or in bad faith in the performance of his duties.

                  (c) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit. Furthermore, the Company shall not be required to indemnify any person for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                  (d) Payment of the indemnity, fees, or other expenses shall be made solely from the assets of the Company, and shall not be paid, directly or indirectly, from the assets of the Plan.

         XI.10    COMPENSATION OF COMMITTEE AND PLAN EXPENSES.

                  (a) Members of the Administrative Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Administrative Committee who receives full-time pay from the Company receive compensation from the Plan for his services as a member of the Administrative Committee, except for reimbursement of expenses properly and actually incurred.

                  (b) The expenses incurred in the administration of the Plan, including but not limited to the expenses incurred by the members of the administrative committee in exercising their duties, shall be borne by the Plan. However, the Company may elect to pay these expenses.

         XI.11    BONDING.

                  Members of the Administrative Committee and all other Employees handling the assets of the Plan shall be bonded to the extent required by Section 412 of ERISA or any other applicable law.

         XI.12    NOTICES AND COMMUNICATIONS.

                  (a) All communications from Participants to the Administrative Committee shall be in writing, on forms prescribed by the Administrative Committee.

                           (i) These documents shall be mailed or delivered to the office designated by the Administrative Committee, and shall be deemed to have been given when received by the office.

                  (b) Each communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail.

                           (i) An item shall be deemed to have been delivered and received by the Participant three (3) days after the date when it is deposited in the United States Mail with postage prepaid, addressed to the Participant or Beneficiary at his last address of record with the Administrative Committee.

         XI.13    STANDARD OF CARE.

                  The Fiduciaries of the Plan (as defined in ERISA), including the Trustee, the members of the Administrative Committee and any Investment Manager, shall act in accordance with the following standards of care and fiduciary responsibility imposed under ERISA (to the extent they are applicable).

                  (a) Each fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants and Beneficiaries, and-

                           (i)      For the exclusive purposes of-

                                    (A)      Providing benefits to Participants
                                             and their Beneficiaries, and

                                    (B)      Defraying reasonable expenses of
                                             administering the Plan,

                           (ii)     With the care, skill, prudence, and
                                    diligence under the circumstances then
                                    prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

                           (iii) Subject to the exception for "eligible individual account plans under Section 404(a)(2) of ERISA, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

                           (iv) In accordance with the terms of the Plan and Trust Agreement, insofar as those documents are consistent with the provisions of ERISA.

                  (b) A Fiduciary shall be liable for a breach of fiduciary responsibility by another Fiduciary if-

                           (i) He participates knowingly in, or knowingly undertakes to conceal an act or omission of the other Fiduciary, knowing the act or omission is a breach,

                           (ii) By his failure to fulfill his fiduciary responsibilities, he has enabled the other Fiduciary to commit a breach, or

                           (iii) He has knowledge of a breach by the other Fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach

                  (c) The inclusion of this Section 11.14 in this document is for the sole purpose of informing the appropriate Fiduciaries of the standard of care that is demanded of them under ERISA. It is not intended that this provision impose any additional duties, responsibilities, or liabilities upon such Fiduciaries than would otherwise apply under ERISA.


                                   ARTICLE XII
                        MERGER OF COMPANY, MERGER OF PLAN

         XII.1    EFFECT OF REORGANIZATION OR TRANSFER OF ASSETS.

                  (a) in the event of a consolidation, merger, sale, liquidation, or other transfer of substantially all of the operating assets of the Company to any other company, the ultimate successor to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors.

                  (b) The presumption set forth in Paragraph (a) above shall not apply if the successor, by resolution of its board of directors, elects not to so continue this Plan in effect. In such a case, the Plan shall terminate as of the effective date set forth in the board resolution.

         XII.2    PLAN MERGER RESTRICTION.

                  (a) This Plan shall not merge or consolidate with, or transfer its assets and/or liabilities to any other plan ("Transferee Plan") unless each affected Participant in this Plan would receive a benefit from the Transferee Plan immediately after the merger, consolidation, or transfer (if the Transferee Plan was then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer under this Plan (if this Plan had then terminated).

                  (b) Provided the requirements set forth in Paragraph (a) above are satisfied, the Administrative Committee may direct that the Plan may merge, consolidate with, or transfer its assets and/or liabilities to, or receive such a transfer from another tax-qualified retirement plan.


                                  ARTICLE XIII
                 TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS

         XIII.1   PLAN TERMINATION.

                  (a) The Company may terminate the Plan at any time by an instrument in writing executed in the name of the Company by an officer duly authorized to execute the instrument.

                  (b) The rights of all Employees who are employed by the Company on the date of the termination of the Plan shall automatically become fully vested as of that date.

         XIII.2   DISCONTINUANCE OF CONTRIBUTIONS.

                  On and after the effective date of a discontinuance of Employer Contributions, the rights of all Employees who are employed by the Company on the date of the discontinuance shall automatically become fully vested as of that date.

         XIII.3   REPLACEMENT PLAN.

                  The provisions of Sections 13.1 and 13.2 above shall not apply in the event that the Plan is replaced by a comparable plan.

         XIII.4   PARTIAL TERMINATION.

                  (a) In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), all Employees who are employed by the Company on the date of the partial termination and who are affected by the partial termination shall become fully vested as of that date.

                  (b) This Section 13.4 is intended solely to meet the requirements of Code Section 411 and is not intended to create, nor shall it be construed as creating, any contractual rights whatsoever.


                                   ARTICLE XIV
                            APPLICATION FOR BENEFITS

         XIV.1    CLAIM FOR BENEFITS.

                  (a) The Administrative Committee may require any person claiming benefits under the Plan ("Claimant") to submit an application therefor, together with such other documents and information as the Administrative Committee may require.

                  (b) Within ninety (90) days following receipt of the application and all necessary documents and information, the Administrative Committee's authorized delegate reviewing the claim shall furnish the Claimant with written notice of the decision rendered with respect to the application.

                  (c) Should special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial ninety (90) day period.

                           (i) The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered.

                           (ii)     In no event shall the period of the
                                    extension exceed ninety (90) days from the end of the initial ninety (90) day period.

         XIV.2 CONTENT OF DENIAL. In the case of a denial of the Claimant's application, the written notice shall set forth:

                  (a)      The specific reasons for the denial;

                  (b) References to the Plan provisions upon which the denial is based;

                  (c) A description of any additional information or material necessary for perfection of the application (together with an explanation of why the material or information is necessary); and

                  (d)      An explanation of the Plan's claim review procedure.

         XIV.3    APPEALS.

                  (a) In order to appeal the decision rendered with respect to his application for benefits or with respect to the amount of his benefits, the Claimant must follow the appeal procedures set forth in this Section 14.3.

                  (b)      The appeal must be made, in writing-

                           (i) In the case where the claim is expressly rejected, within sixty-five (65) days after the date of notice of the decision with respect to the application, or

                           (ii) In the case where the claim has neither been approved nor denied within the applicable period provided in Section 14.1 above, within sixty-five (65) days after the expiration of the period.

                  (c) The Claimant may request that his application be given full and fair review by the Administrative Committee. The Claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

                  (d) The decision of the Administrative Committee shall be made promptly, and not later than sixty (60) days after the Administrative Committee's receipt of a request for review, unless special circumstances require an extension of time for processing. In such a case, a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review.

                  (e) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner designed to be understood by the Claimant, with specific references to the pertinent Plan provisions upon which the decision is based.

         XIV.4 EXHAUSTION OF REMEDIES. No legal action for benefits under the Plan may be brought unless and until the Claimant has exhausted his remedies under this Article XIV.

                                   ARTICLE XV
                          LIMITATIONS ON CONTRIBUTIONS

         XV.1     GENERAL RULE.

                  (a) Notwithstanding anything to the contrary contained in this Plan, the total Annual Additions under this Plan to a Participant's Accounts for any Plan Year shall not exceed the lesser of:

                           (i) Thirty thousand dollars ($30,000) or such greater amount as may be permitted pursuant to Code Section 415(d)(1) ("Dollar Limitation"); or

                           (ii)     Twenty-five percent (25%) of the
                                    Participant's Earnings ("Percentage
                                    Limitation").

                  (b) Because the Limitation Year is also the Plan Year, in the case of a Plan Year of less than twelve (12) months duration, the Dollar Limitation shall be prorated by multiplying it by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12).

                  (c) The Dollar Limitation shall be adjusted annually by the Internal Revenue Service for increases in the cost of living, effective January l of the year for which the adjustment is made. This adjustment shall apply to the Limitation Year ending with or within that calendar year.

                  (d)      This Article XV is intended to comply with Code
                           Section 415 and regulations thereunder and any discrepancy between the provisions of this Plan and the provisions of Code Section 415 and regulations thereunder shall be resolved so as to give full effect to the provisions of such Code Section and related regulations.

         XV.2 DEFINITION OF EARNINGS. For purposes of this Article XV, a Participant's "Earnings" includes all amounts that are subject to income tax withholding under Section 3401 of the Code, determined without regard to any rules that limit the remuneration based on the-

                  (a)      Nature or location of the employment, or

                  (b)      Services performed.

         XV.3     OTHER DEFINED CONTRIBUTION PLANS.

                  (a) If the Company or an Affiliated Company is or was contributing to any other defined contribution plan, then the Participant's Annual Additions in the other plan shall be aggregated with the Participant's Annual Additions under this Plan for purposes of applying the limitations of this Article XV.

                  (b) The rule of Paragraph (a) above shall apply whether or not the other defined contribution plan has been terminated.

         XV.4     (DELETED EFFECTIVE JANUARY 1, 2000).

         XV.5 ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS. Subject to the limitations of Treasury Regulation Section 1.415-6, in the event the Annual Additions to a Participant's Accounts under this Plan would exceed the applicable limitations described above in this Article XV, the excess amount shall be subject to the following rules.

                  (a) Where there is an excess Annual Addition in a Participant's account, the excess amount must be used to reduce employer contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the limitation year.

                  (b) If the Participant is not covered by the Plan as of the end of the limitation year, then the excess amount must be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all of the remaining Participants in the Plan.

                  (c) The excess amounts must be used to reduce Company contributions for the next limitation year (and succeeding limitation years, as necessary) for all of the Participants in the Plan. Excess amounts may not be distributed to Participants or former Participants.

                           Pending allocation of any contribution made to the ESOP made during the Plan Year, the Administrative Committee shall exercise all Rights, powers and privileges relating to such unallocated contribution, including, but not limited to, the decision to purchase additional shares of Company Stock with unallocated cash pursuant to the 2000 Rights Offering or Subsequent Rights Offering made by the Company. The Administrative Committee shall make the decision to exercise any offer, option or right to acquire additional shares of Company Stock for the ESOP in accordance with the terms of such offer, option or right, including the decision of whether or not to purchase additional shares of Company Stock pursuant to the 2000 Rights Offering or any Subsequent Rights Offering made during Plan

                           Year.

                  (d) The Suspense Account shall be exhausted before any Company Contributions or Salary Savings Contributions shall be allocated to the Accounts.

                  (e) The Trustee shall segregate any amounts held in the Suspense Account from other assets of the Plan and may place the cash portions thereof in an interest-bearing account in any bank or savings and loan institution, including the Trustee's own banking department (if applicable).

                           (i) Any amounts held in the Suspense Account shall not participate in any allocation of Forfeitures, or net income or loss of other assets of the Trust Fund under Article VI above.

                  (f) In the event the Plan shall terminate at a time when all amounts in the suspense Account have not been allocated to the Accounts of the Participants, the amounts in the suspense Account shall be applied as follows:

                           (i) The amount in the Suspense Account shall first be allocated, as of the date of the termination of the Plan, to Participants on the same basis as specified in Paragraph (c) above, with the allocation to be made to the maximum extent permissible under the Limitations of this Article XV; and

                           (ii) If after those allocations have been made, any further amounts remain in the Suspense Account, the residue shall revert to the Company in accordance with the applicable Treasury Regulations.


                                   ARTICLE XVI
                            RESTRICTION ON ALIENATION

         XVI.1 GENERAL RESTRICTIONS AGAINST ALIENATION. Benefit under the Plan may not be assigned or alienated. The preceding sentence shall not apply with respect to a "Qualified Domestic Relations Order" described below.

         XVI.2 QDRO DEFINITION. A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that-

                  (a) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to a Participant,

                  (b) Relates to the provision of child support, alimony payments, or marital property rights to a Spouse, child, or other dependent of a Participant,

                  (c) Is made pursuant to a State domestic relations law (including a community property law), and

                  (d)      Clearly specifies:

                           (i) The name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Plan Administrator does not have-reason to know that address independently of the order);

                           (ii)     The amount or percentage of the
                                    Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined;

                           (iii) The number of payments or period to which the order applies; and

                           (iv)     Each plan to which the order applies.

         XVI.3 IMPERMISSIBLE TERMS. A domestic relations order is not a Qualified Domestic Relations Order if it requires-

                  (a) The Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan

                  (b) The Plan to provide increased benefits (determined on the basis of actuarial value), or

                  (c) The payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

         XVI.4    SPECIAL RULES.

                  (a) A domestic relations order will not be considered to fail to satisfy the requirements of Section 16.3(a) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee-

                           (i)      In the case of any payment before a
                                    Participant has separated from service, on or after the date on which the Participant attains (or would have attained) Earliest Retirement Age. "Earliest Retirement Age" means the earlier of--

                                    (A)      The date on which the Participant
                                             is entitled to a distribution, or

                                    (B)     The later of

                                            (I)      The date the Participant
                                                     attains age fifty (50), or

                                            (II)     The earliest date on which
                                                     the Participant could begin
                                                     receiving benefits if he
                                                     separated from service,

                           (ii) As if the Participant had retired on the date on which such payment is to begin under the order (based on the value of the Participant's Account balances at that time), and

                           (iii) In any form in which the benefits may be paid under the Plan to the Participant.

                  (b) However, if the Participant dies before his Earliest Retirement Age, the Alternate Payee is entitled to benefits (as the Beneficiary of the Participant) only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

         XVI.5    PROCEDURES.

                  (a) In the case of any domestic relations order received by the Plan-

                           (i) The Plan Administrator shall promptly notify the Participant and any Alternate Payee of the receipt of the order and the Plan's procedures for determining the qualified status of domestic relations orders, and

                           (ii) Within a reasonable period after the receipt of the order, the Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of the determination.

                  (b) The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders.

         XVI.6    SEGREGATION OF FUNDS.

                  (a) During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall separately account for the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order.

                  (b) If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the domestic relations order, the order (or a modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (including any interest thereon) to the person or persons entitled thereto.

                  (c) If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the domestic relations order-

                           (i) It is determined that the order is not a Qualified Domestic Relations Order, or

                           (ii) The issue as to whether or not the order is a Qualified Domestic Relations Order is not resolved,

                           then the Plan Administrator shall pay the segregated amounts (including any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order, or restore the amount to the Participant's Account, whichever is applicable.

                  (d) Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the eighteen (18) month period shall be applied prospectively only.

                  (e) Upon the receipt of information that any Participant is anticipating or undergoing a proceeding to establish a legal separation or divorce from his Spouse, the Administrative Committee may (but is not required to) elect to prohibit the Participant from receiving any distributions until the rights of the Participant and his Spouse to the amounts in the Participant's Accounts are finally determined.

         XVI.7 LOANS. The Administrative Committee may, upon written application of a Participant, authorize a loan to such Participant subject to the provisions of this Section 16.7 and to such other written procedures and regulations as may be promulgated by the Administrative Committee and which shall form a part of this Plan.

                  (a)      Source of Loan:

                           A loan to a Participant shall be made from, in order, each until exhausted, his Salary Savings Contribution Account, his Rollover Account, his Hammond Company Matching Account and his remaining Employer Matching Contribution Account.

                  (b)      Maximum Amount:

                           A Participant's loan may not exceed the lesser of:

                           (1) $50,000 reduced to the extent of (i) the highest outstanding loan balance of the Participant's loans outstanding during the immediately prior 12-month period (ending the day before the loan is granted) over,
                                    (ii) the total of the all outstanding loans the day the loan is granted;

                                    or

                           (2) fifty percent (50%) of the Participant's vested balance in the Plan.

                           For purposes of this Section, balances shall be determined as of the Valuation Date coincident with or next preceding the date of the Participant's application.

                  (c)      Minimum Amount:

                           No loan shall be made under this Section 16.7 for an amount which is less than five hundred dollars ($500).

                  (d)      Frequency of Loans:

                           A Participant may have only one (1) loan outstanding at any time and one (1) loan may be approved during any calendar.year. At least thirty (30) days must elapse between the full repayment of a loan and the approval of another loan.

                  (e)      Availability:

                           Loans shall be made available to all Participants on a reasonably equitable basis without regard to an individual's race, color, religion, sex, age or national origin and such availability shall be communicated to all Participants. The Administrative Committee shall not approve a loan to a Participant unless the Participant can demonstrate that he has an immediate and heavy financial need as provided in
                           Section 8.9(a).

                  (f)      Spousal Consent:

                           The Administrative Committee shall not approve a loan to a married Participant unless the Participant's Spouse consents to the loan as provided under Section
                           8.5 within the 90-day period ending on the date the loan is secured.

                  (g)      Interest Rate:

                           For each calendar month, a rate of interest equal to the prime lending rate as published in The Wall Street Journal on the last business day of the previous month, plus one percent (1%), shall be charged on each loan.

                  (h)      Duration:

                           All loan agreements shall provide for repayment within five (5) years from the date of the loan. Notwithstanding the foregoing, if the loan is for the purchase of the Participant's primary residence, the loan agreement may provide for repayment within a period not to exceed thirty (30) years from the date of the loan.

                  (i)      Security:

                           Each loan shall be secured by the Participant's Vested Interest remaining in the Plan.

                  (j)      Investments:

                           Each loan shall be treated as a separate investment of the Participant's Account. Amounts shall be taken pro-rata from the Investment Funds. Payments by a Participant on any such loan shall be credited to such Account in the various Funds in the same proportion as the Participant's Salary Savings Contributions are made to such Funds at the time such loan payments are made.

                  (k)      Other Rules:

                           (1) All qualified plans of the Company and Affiliated Companies shall be combined for purposes of maximum limits on loans.

                           (2) All loans must be evidenced by a written loan agreement signed by all relevant parties to the loan and evidenced by a promissory note of the borrower wherein such borrower personally guarantees the repayment of the loan.

                           (3) The Administrative Committee shall not direct the Trustee to foreclose on any Participant's Account securing repayment of the loan until a permissible distributable event under Code Section 401(k) occurs.

                           (4) No distribution shall be made to any Participant or Former Participant or to a Beneficiary of any such Participant unless and until all unpaid loans to such Participant or Former Participant, including accrued interest thereon, have been liquidated.

                           (5) Repayment of loans shall be by payroll deduction, or other approved method, on a level amortization basis, with payment being made no less frequently than quarterly, except that a Participant may prepay all or a portion of the outstanding principal balance of his loan at any time.

                           (6) The Administrative Committee will notify the Participant that, to the extent that his loan is secured by the vested balance in the Plan, no interest deduction is allowable.

                           (7) Loans shall become due and payable in full upon the Participant's termination of employment. In the event that the Participant fails to repay the outstanding balance of the loan by the close of the 60-day period which commences on the day following his termination of employment, the loan shall be deemed to be in default on the last day of such period. Upon default, the Participant's interest in his Accounts shall be reduced to the extent necessary to retire the outstanding balance of the loan. The amount of such reduction shall be deemed to be a distribution.

                           (8) The Administrative Committee shall impose an administrative charge for preparing the documents necessary to make a loan to a Participant. Such charge shall be reasonable, shall be deducted from the proceeds of the loan and shall be imposed in a uniform and nondiscriminatory manner.

         XVI.8    ESOP LOANS.

                  The Administrative Committee may direct the Trustee to borrow funds for the benefit of the Trust. Provided that all loans must be primarily for the benefit of the Participants and their beneficiaries and, notwithstanding any other provision of this Plan or the Trust, all Exempt Loans shall meet the following requirements:

                  (a)      At the time the Exempt Loan is made:

                           (1) The interest rate for the Exempt Loan and the price of any Company Stock which is to be acquired with the proceeds of the Exempt Loan shall not be such as might drain the Trust of its assets; and

                           (2) The terms of the Exempt Loan, whether or not between independent parties, must be at least as favorable to the Trust as the terms of a comparable loan resulting from arms-length negotiations between independent parties.

                  (b) The Exempt Loan must be for a specific term and not be payable at the demand of any person, except in the case of default.

                  (c) The proceeds of an Exempt Loan must be used within a reasonable time after their receipt by the Trustee only for any or all of the following purposes:

                           (1) To acquire Company Stock which is both common stock and publicly traded stock or, if not publicly traded stock, is common stock, which has a combination of voting power and dividend rights equal to or in excess of:

                                    (A)      That class of common stock of the
                                             Company having the greatest voting
                                             power; and

                                    (B)      That class of common stock of the
                                             Company having the greatest
                                             dividend rights.

                           (2)      To repay such Exempt Loan;

                           (3)      To repay a prior Exempt Loan.

                           Except as otherwise provided, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Trust, whether or not the Plan is then an Employee Stock Ownership Plan.

                  (d) The Exempt Loan must be without recourse against the Trust. The only assets of the Trust which may be given by the Trustee as collateral on an Exempt Loan shall consist of shares of Company Stock which have been acquired with the proceeds of the Exempt Loan or which were used as collateral on a prior Exempt Loan which has been repaid with proceeds of the current Exempt Loan. No person entitled to payment under the Exempt Loan shall have any right to any assets of the Trust other than:

                           (1)      Collateral given for the Exempt Loan;

                           (2) Contributions (other than contributions of Company Stock) that are made under the Plan to meet the Trust's obligations under the Exempt Loan; and

                           (3) Earnings attributable to such collateral and the investment of such contributions.

                  (e) The payments made with respect to an Exempt Loan by the Trust during a Plan Year may not exceed an amount equal to the sum of:

                           (1) Contributions (other than contributions of Company Stock) that are made under the Plan to meet the Trust's obligations under the Exempt Loan; and

                           (2) Earnings attributable to the collateral given for the Exempt Loan and the investment of the contributions described in Subparagraph (1) of this Paragraph (e). Such contributions and earnings must be accounted for separately until the Exempt Loan is repaid.

                  (f) In the event of default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the default. In the event the lender is a "Disqualified Person" as defined in Section 4975(e)(2) of the Internal Revenue Code, or "Party in Interest", as defined in Section 408(e) of the Employee Retirement Income Security Act of 1974, the loan must provide for a transfer of Trust assets only upon and to the extent of the failure of the Trust to meet the payment schedule of the Exempt Loan. For purposes of this Paragraph, the making of a guarantee does not make a person a lender.

                  (g) The interest rate for an Exempt Loan must not exceed a reasonable rate of interest. In determining a reasonable rate of interest, all relevant factors shall be considered including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Trust and the guarantor (if any), and the interest rate prevailing for comparable loans. Where these factors are considered, a variable interest rate may be reasonable.

                  (h) An Exempt Loan must provide for the manner in which Trust assets used as collateral for the Exempt Loan are to be released from encumbrance and such provision must be in compliance with either the "General Rule" or the "Special Rule" as described below, as selected by the Committee.

                           (1) General Rule: For each Plan Year during the duration of the Exempt Loan, the number of shares released from encumbrance must equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction:

                                    (A)      The numerator of which is the
                                             amount of principal and interest
                                             paid for the Plan Year: and

                                    (B)      The denominator of which is the sum
                                             of the numerator plus the principal
                                             and interest to be paid for all
                                             future years.

                           (2)      Special Rule:

                                    (A)      For each Plan Year during the
                                             duration of the Exempt Loan, the
                                             number of shares released from
                                             encumbrance must equal the number
                                             of encumbered shares held
                                             immediately before release for the
                                             current Plan Year multiplied by a
                                             fraction:

                                             (i)      The numerator of which is
                                                      the amount of principal
                                                      paid for the Plan Year;
                                                      and

                                             (ii)     The denominator of which
                                                      is the sum of the
                                                      numerator plus the
                                                      principal to be paid for
                                                      all future Years.

                                    (B)      Anything herein to the contrary
                                             notwithstanding, the Special Rule
                                             described in this Paragraph (2) may
                                             only be utilized with respect to an
                                             Exempt Loan if:

                                            (i)      The Exempt Loan provides
                                                     for annual payments of
                                                     principal and interest at a
                                                     cumulative rate which is
                                                     not less rapid at any time
                                                     than level annual payments
                                                     of such amounts for 10
                                                     years.

                                             (ii)    The interest included in
                                                     any payment is disregarded
                                                     only to the extent that it
                                                     would be determined to be
                                                     interest under standard
                                                     loan amortization tables;
                                                     and

                                             (iii)   The Exempt Loan provides
                                                     that the General Rule
                                                     described in Paragraph (1)
                                                     above shall be the method
                                                     utilized to determine the
                                                     assets released from
                                                     encumbrance from the time
                                                     that, by reason of a
                                                     renewal, extension or
                                                     refinancing, the sum of the
                                                     expired duration of the
                                                     Exempt Loan, the renewal
                                                     period, the extension
                                                     period and the duration of
                                                     a new Exempt Loan exceeds
                                                     10 years.

                           (3) In determining the number of shares to be released for any Plan Year under either the General Rule or the Special Rule:

                                    (A)      The number of future years under
                                             the Exempt Loan must be definitely
                                             ascertainable and must be
                                             determined without taking into
                                             account any possible extensions or
                                             renewal periods.

                                    (B)      If the Exempt Loan provides for a
                                             variable interest rate, the
                                             interest to be paid for all future
                                             Plan Years must be computed by
                                             using the interest rate applicable
                                             as of the end of the Plan Year for
                                             which the determination is being
                                             made.

                                    (C)      If the collateral for an Exempt
                                             Loan includes more than one class
                                             of shares, the number of shares of
                                             each class to be released for a
                                             Plan Year must be determined by
                                             applying the applicable fraction
                                             provided for in either Subparagraph
                                             (1) or (2) of this Paragraph (h) to
                                             each such class.

                  (i) The provisions of an Exempt Loan may not restrict the payment provisions set forth with respect to "put options" in Section 5.07 of the Plan unless such restrictions are required by applicable state law.

                  (j) For purposes of this Section, the term "Exempt Loan" shall mean a loan which is made in accordance with the terms and provisions of this Trust and the Plan and which is made to the Trust by a person who is a "Disqualified Person" as defined in Section 4975(e)(2) of the Internal Revenue Code or a "Party in Interest" as defined in Section 408(e) of the Employee Retirement Income Security Act of 1974, or a loan to the Trust which is guaranteed by such a Disqualified Person or Party in Interest. For purposes of this Section:


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
                           (1) The term "loan " includes a direct loan of cash, a purchase-money transaction, and an assumption of an obligation of the Plan or Trust.

                           (2) The term "guarantee" includes an unsecured guarantee and the use of assets of a Disqualified Person or Party in Interest as collateral for a loan, even though the use of assets may not be a guarantee under applicable state law.


                                  ARTICLE XVII
                                   AMENDMENTS

         XVII.1 AMENDMENTS. This Plan may be amended at any time by action of the Administrative Committee; however, any amendment which would increase the Company's contributions under the Plan or the cost of administering the Plan or which would expand the Administrative Committee's right to amend the Plan shall be subject to review and approval by the Board of Directors. However, except as otherwise permitted by law, no amendment shall be made, the effect of which would be:

                  (a) To cause any assets of the Plan, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, to be used for or diverted to purposes other than-

                           (i) Providing benefits to the Participants and their Beneficiaries, and

                           (ii)     Defraying reasonable expenses of
                                    administering the Plan;

                  (b) To increase or alter the responsibilities or liabilities of a Trustee or an Investment Manager without its written consent; or

                  (c) To have any retroactive effect so as to decrease the accrued benefit of any Participant (within.the meaning of Section 411(d)(6) of the Code). This requirement will not be considered to be violated, however, by amendments to the rules regarding hardship distributions under Section 8.11 (including amendments eliminating such form of distributions).

         XVII.2   EFFECT OF AMENDMENTS.

                  (a) All amendments to the Plan are effective only on the date on which the amendments are adopted, unless-

                           (i) A different effective date is expressly provided by resolution of the Board of Directors of the Company, or

                           (ii) The amendment by its own express terms becomes effective at another date.

                  (b) Unless and to the extent expressly stated to the contrary in the terms of any amendment the amendment shall not be construed to enlarge the rights of any Participant whose Severance occurred prior to the effective date of the amendment.

         XVII.3   AMENDMENT OF VESTING SCHEDULE.

                  If an amendment changes the vesting schedule of Section 7.1, each Participant who has completed at least three (3) Years of Service for vesting purposes as of the effective date of such amendment shall have the right to elect to have his vested percentage determined without regard to such amendment. The election period begins on the date the amendment is adopted and ends 60 days after the later of:

                  (a)      the date the amendment is adopted;

                  (b)      the date the amendment is effective; or

                  (c) the date the Participant receives written notice of the amendment from the Company or the Administrative Committee.


                                  ARTICLE XVIII
                              MISCELLANEOUS MATTERS

         XVIII.1  NO ENLARGEMENT OF EMPLOYEE RIGHTS.

                  (a) Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

                  (b) No Employee shall have any right to, or interest in any assets of the Plan, other than as specifically provided in this Plan.

         XVIII.2  INTERPRETATION.

                  (a) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of the Plan or in any way to enlarge or limit the contents of any Article or Section.

                  (b) Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                  (c) The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the applicable requirements of the Code and ERISA.

         XVIII.3  APPLICABLE LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the United States and the laws of the state of California to the extent that the latter are not preempted by the former.

         XVIII.4  USERRA.

                  Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Loan repayments will be suspended under this Plan as permitted under Code Section 414(u)(4).

                                   ARTICLE XIX
                                 RIGHTS OFFERING

         This Article XIX is intended to set forth the policies and procedures applicable to Company Contributions which have been or will be made in connection with certain rights offerings made by the Company.

         XIX.1    2000 RIGHTS OFFERING.

                  This Section references that certain rights offering made by the Company as described in a prospectus dated May 24, 2000 (the "2000 Rights Offering").

         XIX.2    SUBSEQUENT RIGHTS OFFERING.

                  This Section references those certain rights offerings made by the Company (if any) subsequent to the 2000 Rights Offering (the "Subsequent Rights Offering").

         XIX.3    AUTHORITY OF ADMINISTRATIVE COMMITTEE.

                  Notwithstanding any provision in this Plan to the contrary, pending the allocation of any contribution made in connection with the 2000 Rights Offering or the Subsequent Rights Offering, the Administrative Committee shall exercise all rights, powers and privileges relating to such unallocated contribution, including, but not limited to the decision to purchase additional shares of Company Stock with unallocated cash pursuant to the 2000 Rights Offering or the Subsequent Rights Offering.

         XIX.4    PURCHASE UNDER 2000 RIGHTS OFFERING AND SUBSEQUENT RIGHTS
                  OFFERING.

                  Notwithstanding any provision in this Plan to the contrary, the Administrative Committee shall have the exclusive power to make the decision whether or not to exercise the "Right" to acquire additional shares of Company Stock on behalf of Participants in the ESOP pursuant to the 2000 Rights Offering and the Subsequent Rights Offering. In other words, Participants will not decide whether or not to exercise the "Right", but instead the Committee will make such decision on behalf of each Participant.

         XIX.5    EXCESS ANNUAL ADDITIONS.

                  (a) Where there is an excess Annual Addition in a Participant's account, the excess amount must be used to reduce Company contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the limitation year.

                  (b) If the Participant is not covered by the Plan as of the end of the limitation year, then the excess amount must be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all of the remaining Participants in the Plan.

                  (c) The excess amounts must be used to reduce Company contributions for the next limitation year (and succeeding limitation years, as necessary) for all of the Participants in the Plan. Excess amounts may not be distributed to Participants or former Participants.

         XIX.6    ADMINISTRATIVE COMMITTEE POWERS.

                  Pending allocation of any contribution made to the ESOP during the Plan Year ended December 31, 2000, the Administrative Committee will have exercised all rights, powers and privileges related to such unallocated contribution, including, but not limited to the decision to purchase additional shares of Company Stock with unallocated cash pursuant to the 2000 Rights Offering. The Administrative Committee shall make the decision to exercise any offer, option or right to acquire additional shares of Company Stock for the ESOP in accordance with the Subsequent Rights Offering.

To signify its adoption of this restated Plan, Westcorp has caused its duly authorized officer to execute this document.



                                    Westcorp,
                                    a California Corporation

                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    Date:
                                         ---------------------------------------







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